UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03641

40|86 Series Trust
(Exact name of registrant as specified in charter)

11825 N. Pennsylvania Street
Carmel, IN 46032
(Address of principal executive offices) (Zip code)

Sarah L. Bertrand
11825 N. Pennsylvania Street
Carmel, IN 46032
(Name and address of agent for service)

Registrant's telephone number, including area code: 317-817-4086

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

December 31, 2004
Annual Report

Focus 20 Portfolio
Equity Portfolio
Balanced Portfolio
High Yield Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

40|86 Series Trust	Annual Report
Table of Contents	December 31, 2004

Expense Example	2
Statements of Assets and Liabilities	4
Statements of Operations	4
Statements of Changes in Net Assets	6

Focus 20 Portfolio
Portfolio Manager’s Review	8
Schedule of Investments	10

Equity Portfolio
Portfolio Manager’s Review	12
Schedule of Investments	14

Balanced Portfolio
Portfolio Managers’ Review	20
Schedule of Investments	23

High Yield Portfolio
Portfolio Managers’ Review	32
Schedule of Investments	34

Fixed Income Portfolio
Portfolio Managers’ Review	39
Schedule of Investments	41

Government Securities Portfolio
Portfolio Managers’ Review	48
Schedule of Investments	50

Money Market Portfolio
Portfolio Manager’s Review	52
Schedule of Investments	53

Notes to Financial Statements	55
Financial Highlights	60
Report of Independent Registered Public Accounting Firm	67
Board of Trustees and Officers	68

This report is for the information of 40|86 Series Trust contract owners.
It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

40|86 Series Trust	Annual Report

Expense Example
December 31, 2004

As a shareholder of the 40|86 Series Trust (the “Trust”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/04 - 12/31/04).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Focus 20 Portfolio	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Expenses Paid During Period 07/01/04 - 12/31/04(1)
Actual	$1,000.00	$1,015.60	$5.83
Hypothetical (5% return before expenses)	1,000.00	1,019.22	5.84

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Equity Portfolio	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Expenses Paid During Period 07/01/04 - 12/31/04(2)
Actual	$1,000.00	$1,157.80	$5.97
Hypothetical (5% return before expenses)	1,000.00	1,019.47	5.58

(2)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Balanced Portfolio	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Expenses Paid During Period 07/01/04 - 12/31/04(3)
Actual	$1,000.00	$1,084.30	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.47	5.58

(3)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

High Yield Portfolio	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Expenses Paid During Period 07/01/04 - 12/31/04(4)
Actual	$1,000.00	$1,088.20	$6.04
Hypothetical (5% return before expenses)	1,000.00	1,019.22	5.84

(4)	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Fixed Income Portfolio	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Expenses Paid During Period 07/01/04 - 12/31/04(5)
Actual	$1,000.00	$1,045.00	$4.88
Hypothetical (5% return before expenses)	1,000.00	1,020.22	4.82

(5)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Government Securities Portfolio	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Expenses Paid During Period 07/01/04 - 12/31/04(6)
Actual	$1,000.00	$1,024.80	$4.84
Hypothetical (5% return before expenses)	1,000.00	1,020.22	4.82

(6)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Money Market Portfolio	Beginning Account Value 07/01/04	Ending Account Value 12/31/04	Expenses Paid During Period 07/01/04 - 12/31/04(7)
Actual	$1,000.00	$1,006.10	$2.27
Hypothetical (5% return before expenses)	1,000.00	1,022.74	2.29

(7)	Expenses are equal to the Fund’s annualized expense ratio of 0.45% multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Statements of Assets and Liabilities
December 31, 2004

	FOCUS 20 PORTFOLIO	EQUITY PORTFOLIO
ASSETS:
Investments in securities at cost	$1,476,771	$168,934,857
Investments in securities at value (Note 2)	$1,572,580	$206,887,916
Interest and dividends receivable	767	214,022
Receivable from Conseco, Inc. subsidiaries	1,295	—
Receivable for securities sold	—	—
Receivable for shares sold	—	—
Cash	47	315
Prepaid expenses	137	18,621
Total assets	1,574,826	207,120,874
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. subsidiaries	955	99,746
Payable to Custodian	—	—
Accrued expenses	7,949	189,314
Payable for shares redeemed	64	102,812
Payable upon return of securities on loan	—	37,828,012
Total liabilities	8,968	38,219,884
Net assets	$1,565,858	$168,900,990
NET ASSETS CONSIST OF:
Paid-in capital	$1,644,838	$143,484,744
Accumulated undistributed net investment income	—	—
Accumulated undistributed net realized loss on investments	(174,789)	(12,536,813)
Net unrealized appreciation on investments	95,809	37,953,059
Net assets	$1,565,858	$168,900,990
Shares outstanding (unlimited shares authorized)	482,426	6,884,476
Net asset value, redemption price and offering price per share	$3.25	$24.53

Statements of Operations
For the year ended December 31, 2004

	FOCUS 20 PORTFOLIO		EQUITY PORTFOLIO
INVESTMENT INCOME:
Interest	$ 1,025		$18,530
Dividends	24,557		2,195,867
Securities lending income, net	—		42,373
Other income	—		—
Total investment income	25,582		2,256,770
EXPENSES:
Investment advisory fees	18,731		1,012,074
Distribution fees	6,690		389,259
Administration fee	3,538		205,065
Custody fees	674		14,649
Auditor fees	1,775		58,591
Reports - printing	102		10,927
Trustee fees and expenses	253		28,295
Insurance	55		4,198
Legal	162		24,761
Other	117		6,984
Total expenses before expense recovery (reimbursement) by Adviser	32,097		1,754,803
Expense recovery (reimbursement) by Adviser (Note 3)		(1,349)	(42,025)
Net expenses	30,748		1,712,778
Net investment income (loss)		(5,166)	543,992
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on sales of investments	397,278		24,272,061
Net change in unrealized appreciation or depreciation on investments		(541,935)	5,431,295
Net realized and unrealized gains (losses) on investments		(144,657)	29,703,356
Net increase (decrease) in net assets from operations	$(149,823	) $	30,247,348
The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	SECURITIES PORTFOLIO	MARKET PORTFOLIO

$47,173,271	$8,290,633	$27,966,185	$17,588,130	$35,630,547
$53,730,365	$8,712,370	$29,000,814	$17,739,188	$35,630,547
224,944	153,739	347,548	188,706	88,748
753	1,151	1,431	—	10,046
86	6,608	—	—	—
—	27,224	—	—	—
868	—	933	143	900
5,419	1,250	3,412	1,958	3,958
53,962,435	8,902,342	29,354,138	17,929,995	35,734,199

25,818	5,423	11,828	8,173	13,947
—	5,965	—	—	—
60,146	15,185	41,006	27,609	36,717
7,900	—	17,832	58,328	1,928,506
6,812,435	—	1,835,927	3,271,333	—
6,906,299	26,573	1,906,593	3,365,443	1,979,170
$47,056,136	$8,875,769	$27,447,545	$14,564,552	$33,755,029

$54,741,712	$8,529,703	$27,336,797	$14,629,442	$33,755,029
—	—	—	1,275	9,296
(14,242,670)	(75,671)	(923,881)	(217,223)	(9,296)
6,557,094	421,737	1,034,629	151,058	—
$47,056,136	$8,875,769	$27,447,545	$14,564,552	$33,755,029
3,506,709	853,069	2,716,959	1,256,139	33,755,029
$13.42	$10.40	$10.10	$11.59	$1.00

BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

$651,796	$707,264	$1,586,261	$797,899	$555,635
769,995	6,460	19,679	—	—
9,627	—	7,477	16,099	—
—	6,027	—	—	—
1,431,418	719,751	1,613,417	813,998	555,635

301,732	66,535	151,897	95,731	204,551
116,051	23,762	75,948	47,866	—
61,168	12,525	40,058	25,273	53,996
9,924	5,161	6,028	2,141	10,032
18,933	5,850	11,085	3,952	9,045
3,152	586	1,717	597	1,566
8,107	1,441	4,419	1,428	3,883
1,224	266	664	224	577
7,181	1,375	3,846	1,215	3,227
1,927	341	1,155	401	1,011
529,399	117,842	296,817	178,828	287,888
(18,765)	(8,536)	(8,208)	3,065	(103,777)
510,634	109,306	288,609	181,893	184,111
920,784	610,445	1,324,808	632,105	371,524

2,538,443	594,570	523,986	(217,121)	(4,732)
1,286,456	(185,892)	(477,612)	(17,630)	—
3,824,899	408,678	46,374	(234,751)	(4,732)
$4,745,683	$1,019,123	$1,371,182	$397,354	$366,792

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

Statements of Changes in Net Assets
For the years ended December 31,

	FOCUS 20 PORTFOLIO		EQUITY PORTFOLIO
	2004	2003	2004	2003
OPERATIONS:
Net investment income (loss)	$(5,166)	$(16,134)	$543,992	$425,787
Net realized gains (losses) on sale of investments	397,278	230,577	24,272,061	12,716,695
Net change in unrealized appreciation or depreciation on investments	(541,935)	731,802	5,431,295	35,281,497
Net increase (decrease) from operations	(149,823)	946,245	30,247,348	48,423,979
DIVIDENDS AND DISTRIBUTIONS
Dividends to shareholders from net investment income	—	—	(546,828)	(371,095)
Distributions to shareholders of net realized gains	—	—	(590,150)	—
Net decrease from dividends and distributions	—	—	(1,136,978)	(371,095)
CAPITAL SHARE TRANSACTIONS:
Shares sold	883,158	9,362,432	5,596,338	4,707,032
Reinvested dividends and distributions			1,136,978	371,095
Shares redeemed	(4,266,802)	(6,107,236)	(32,740,685)	(36,214,413)
Net increase (decrease) from capital share transactions	(3,383,644)	3,255,196	(26,007,369)	(31,136,286)
Total increase (decrease) in net assets	(3,533,467)	4,201,441	3,103,001	16,916,598
NET ASSETS:
Beginning of period	5,099,325	897,884	165,797,989	148,881,391
End of period	$1,565,858	$5,099,325	$168,900,990	$165,797,989
Including undistributed net investment income (loss) of	$—	$—	$—	$143

SHARE DATA:
Shares sold	252,567	3,691,088	261,061	269,190
Reinvested dividends and distributions	—	—	46,313	18,173
Shares redeemed	(1,291,151)	(2,582,370)	(1,541,585)	(2,144,386)
Net increase (decrease)	(1,038,584)	1,108,718	(1,234,211)	(1,857,023)
Shares Outstanding
Beginning of period	1,521,010	412,292	8,118,687	9,975,710
End of period	482,426	1,521,010	6,884,476	8,118,687

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

BALANCED PORTFOLIO		HIGH YIELD PORTFOLIO		FIXED INCOME PORTFOLIO		GOVERNMENT SECURITIES PORTFOLIO		MONEY MARKET PORTFOLIO
2004	2003	2004	2003	2004	2003	2004	2003	2004	2003

$ 920,784	$1,038,097	$610,445	$561,141	$1,324,808	$1,845,027	$632,105	$1,187,328	$371,524	$491,400
2,538,443	(745,637)	594,570	477,286	523,986	946,482	(217,121)	171,002	(4,732)	(102)
1,286,456	9,308,600	(185,892)	965,357	(477,612)	718,656	(17,630)	(751,573)	—	—
4,745,683	9,601,060	1,019,123	2,003,784	1,371,182	3,510,165	397,354	606,757	366,792	491,298

(919,319)	(1,040,088)	(615,726)	(565,486)	(1,327,299)	(1,849,081)	(630,280)	(1,190,887)	(362,228)	(491,400)
—	—	(412,986)	—	—	—	—	(172,058)	—	—
(919,319)	(1,040,088)	(1,028,712)	(565,486)	(1,327,299)	(1,849,081)	(630,280)	(1,362,945)	(362,228)	(491,400)

3,728,578	2,779,306	6,858,215	22,528,282	5,388,883	18,178,233	4,762,427	49,442,173	71,999,146	469,814,657
919,319	1,040,088	1,028,712	565,486	1,327,299	1,849,169	630,280	1,362,945	362,228	491,400
(9,699,876)	(8,553,210)	(9,942,797)	(22,792,952)	(14,380,783)	(28,577,163)	(13,385,741)	(68,934,298)	(80,575,921)	(524,108,125)
(5,051,979)	(4,733,816)	(2,055,870)	300,816	(7,664,601)	(8,549,761)	(7,993,034)	(18,129,180)	(8,214,547)	(53,802,068)
(1,225,615)	3,827,156	(2,065,459)	1,739,114	(7,620,718)	(6,888,677)	(8,225,960)	(18,885,368)	(8,209,983)	(53,802,170)

48,281,751	44,454,595	10,941,228	9,202,114	35,068,263	41,956,940	22,790,512	41,675,880	41,965,012	95,767,182
$47,056,136	$48,281,751	8,875,769	$10,941,228	27,447,545	$35,068,263	14,564,552	22,790,512	33,755,029	41,965,012
$ —	$(3,836)	$—	$(7,250)	$—	$(1,682)	$1,275	$—	$9,296	$—

295,581	250,494	654,340	2,343,739	533,669	1,840,445	405,061	4,122,971	71,999,146	469,814,657
71,550	93,120	98,065	57,514	132,228	186,316	54,114	114,310	362,228	491,400
(771,013)	(769,420)	(937,966)	(2,401,063)	(1,428,026)	(2,891,689)	(1,150,377)	(5,750,171)	(80,575,921)	(524,108,125)
(403,882)	(425,806)	(185,561)	190	(762,129)	(864,928)	(691,202)	(1,512,890)	(8,214,547)	(53,802,068)

3,910,591	4,336,397	1,038,630	1,038,440	3,479,088	4,344,016	1,947,341	3,460,231	41,969,576	95,771,644
3,506,709	3,910,591	853,069	1,038,630	2,716,959	3,479,088	1,256,139	1,947,341	33,755,029	41,969,576

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2004

Focus 20 Portfolio

How did the Portfolio perform relative to its benchmarks?

The Focus 20 Portfolio returned -2.99% for the twelve months ended December 31, 2004. This compares to 10.88% for the benchmark S&P 500 Index and 16.48% for the benchmark S&P MidCap 400 Index. (1)

What caused the variance in performance between the Portfolio and its benchmarks?

The Portfolio underperformed in 2004 due to its lack of exposure to the Energy, Materials and Industrial sectors. These sectors benefited from the sharp rise in commodity prices that typically occurs in the early stages of an economic recovery. Oak does not manage the portfolio in relationship to a benchmark and, therefore, did not have exposure to these groups. Oak has avoided these sectors as we believe their performance is tied to the short-term rein-flation of commodities — something which is inconsistent with our 3-5 year investment time horizon.

Performance difference was also exacerbated by Oak’s overweight in technology compared to the benchmark. Within Technology, semiconductor stocks in particular weighed on performance as companies such as PMC-Sierra, Intersil and Xilinx suffered from inventory concerns following a robust 2003. Storage software vendor Veritas Software also hampered performance after the company reported weak second quarter sales. This announcement was not well received following recent management turnover in the company and concerns over their credibility. Veritas was ultimately sold from the Portfolio.

Additionally, despite being underweight in Health Care compared to the benchmark, weakness in Cardinal Health caused Oak’s Health Care weighting to underperform the benchmark. This drug distribution company has struggled not only with meeting earnings forecasts, but also with the transition to a fee-for-service business model. Pfizer also suffered after the FDA's concerns over the Cox-2 class of drugs dragged down the large-cap pharmaceutical companies.

On a positive note, online auctioneer eBay helped offset the weaknesses in Tech and Health Care by propelling the consumer discretionary sector performance significantly higher than the benchmark.

Which portfolio holdings most enhanced the Portfolio's performance?

The holdings which most enhanced the return of the Portfolio included eBay, Inc., Juniper Networks, Inc., Electronic Arts, Inc., EMC Corp. and Dell, Inc.

Which holdings detracted from performance?

The holdings which had the greatest negative impact on Portfolio performance included PMC-Sierra, Inc., Veritas Software Co., Intersil Corp., Xilinx, Inc. and Cardinal Health, Inc.

All of the names that detracted from performance were sold. They were not sold for the sole reason of poor performance but for better relative opportunities in some of the new names that we added to the portfolio.

What is your outlook for the next fiscal year?

We are optimistic about the economy and the stock market in 2005. For the first three quarters of 2004, the US equity markets suffered from concerns over the political elections, interest rate increases, possible inflation and their resulting impact on the economy. In 2005, investors will refocus on the potential for solid earnings growth, the end to the Federal Reserve’s interest rate tightening cycle and eventual reacceleration of earnings that might occur in 2006.

For the market as a whole, stocks appear rather attractive, particularly with long-term interest rates at low levels. With the ten-year Treasury yielding around 4.25%, there is certainly room for upside in stock multiples, which are currently trading at less than 17 times 2005 expected earnings per share. We believe growth stocks are especially attractive and should do well. The growth style of investing has underperformed a value discipline for five consecutive years. This type of trend eventually must reverse, and we would argue that the longer it takes to reverse, the more powerful the reversal will be when it occurs.

We expect the Fed to continue tightening interest rates but don’t necessarily see this leading to higher long-term rates. As a result, the yield curve may flatten. Normalizing the interest-rate environment ensures the Federal Reserve will maintain its ability to tweak the economy as needed.

Merger and acquisition activity, which has already picked up, should continue to be strong with corporate cash at high levels. This strong cash position could also lead to a jump in capital spending. Both of which benefit our financial holdings and technology stocks.

In our opinion, Technology remains the most attractive sector, given the long-term growth prospects of many of its sub-sectors. Technology is a broad area, and we continue to look for new areas of growth within the sector. In a very competitive global economy, businesses must seek to remain productive or risk succumbing to their competition. Technology companies remain key suppliers of productivity enhancing or cost-saving equipment that helps other companies achieve earnings growth in the tough global marketplace.

From our perspective, we think things look pretty good for 2005 and believe that the market could surprise some people.

Oak Associates, ltd.

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2004

GROWTH OF $10,000

-
The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Portfolio through 12/31/04. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 12/31/04)

	1 YEAR	5 YEARS	SINCE INCEPTION
Focus 20 Portfolio	-2.99%	n/a	-21.40%
S&P MidCap 400 Index	16.48%	n/a	9.08%
S&P 500 Index	10.88%	n/a	-1.88%

(1)	The inception date of this portfolio was May 4, 2000. Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2005. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The S&P MidCap 400 Index is an unmanaged index considered to be representative of the Mid Cap stock arena in general. The S&P 500 Index is an unmanaged index

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Focus 20 Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS (95.4%)
Air Freight & Logistics (4.4%)
800	United Parcel Service, Inc.	$ 68,368

Biotechnology (6.6%)
900	Affymetrix, Inc. (a)	32,895
1,100	Amgen, Inc. (a)	70,565
		103,460

Capital Markets (5.0%)
6,500	The Charles Schwab Corp.	77,740

Communications Equipment (13.1%)
4,000	Cisco Systems, Inc. (a)	77,200
2,500	Juniper Networks, Inc. (a)	67,975
1,400	QUALCOMM, Inc.	59,360
		204,535

Computers & Peripherals (12.2%)
600	Avid Technology, Inc. (a)	37,050
1,800	Dell, Inc. (a)	75,852
5,300	EMC Corp. (a)	78,811
		191,713

Consumer Finance (4.5%)
2,500	MBNA Corp.	70,475

Diversified Financial Services (3.7%)
1,200	Citigroup, Inc.	57,816

Electrical Equipment (2.2%)
700	Rockwell Automation, Inc.	34,685

Electronic Equipment & Instruments (2.2%)
2,000	Symbol Technologies, Inc.	34,600

Health Care Equipment & Supplies (3.5%)
1,100	Medtronic, Inc.	54,637

Household Durables (1.6%)
200	Harman International Industries, Inc.	25,400

Internet & Catalog Retail (5.2%)
700	eBay, Inc. (a)	81,396

IT Services (2.2%)
800	Cognizant Technology Solutions Corp. (a)	33,864

Pharmaceuticals (3.9%)
2,300	Pfizer, Inc.	61,847

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Focus 20 Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Semiconductor & Semiconductor Equipment (11.8%)
3,500	Applied Materials, Inc. (a)	$ 59,850
1,600	Linear Technology Corp.	62,016
1,500	Maxim Integrated Products, Inc.	63,585
		185,451

Software (13.3%)
1,300	Electronic Arts, Inc. (a)	80,184
2,300	Microsoft Corp.	61,433
2,600	Symantec Corp. (a)	66,976
		208,593
	Total common stocks (cost $1,398,771)	1,494,580

SHORT TERM INVESTMENTS (5.0%)
$ 70,000	AIM Liquid Asset Portfolio.	70,000
8,000	Nations Treasury Reserve.	8,000
	Total short term investments (cost $78,000)	78,000

	Total investments (cost $1,476,771) (100.4%)	1,572,580
	Liabilities in excess of other assets (0.4%)	(6,722)
	Total net assets (100.0%)	$1,565,858

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2004

Equity Portfolio

How did the Portfolio perform relative to its benchmark?

The Equity Portfolio posted a return of 20.94% for the one year ending December 31, 2004. The benchmark S&P 500 Index returned 10.88% over the same period.(1)

What caused the variance in performance between the Portfolio and its benchmark?

After the benchmark’s 2003 28% total return, we consider 2004 to be a return to normalcy in terms of economic growth, earnings, and market performance. However, there were several emotional factors that made 2004 a tough year: re-emergence of the twin deficit story, weakening U.S. dollar, $55 crude oil (at peak), persistently depressing news from Iraq, and a contentious election. Throughout the year, we saw a pick-up in Mergers & Acquisitions and Initial Public Offering activity, as the global volume of announced mergers totaled $1.95 trillion, up 41% from 2003. Some 238 companies went public in 2004, up 180% from 2003, and $43.5 billion was raised. And last, low volatility was a theme that played throughout the year, as most indices traded in a tight range throughout the year. Of the three broad factors in our model (Value, Quality, Earnings Expectations), the Value factors, which include statistics such as price/earnings, price/book, price/cash flow, have provided the greatest amount of alpha this year. Earnings Expectation (Momentum) factors strengthened in the second half of the year.

Which portfolio holdings enhanced the Portfolio’s performance?

In terms of performance during the year, stock selection in Industrial, Technology, and Utility sectors were the largest contributors relative to the benchmark. The largest contributors relative to the benchmark were over-weight positions (relative to benchmark weight) in TXU Corp., Cree, Inc., and Adobe Systems, Inc.

Which holdings detracted from performance?

Within the Portfolio, stock selection in the Financial, Telecom, and Materials sectors detracted the most in 2004 relative to the benchmark. The largest detractors relative to the benchmark were an underweight position (relative to the benchmark weight) in Apple Computer, Inc., and overweight positions in Foundry Networks, Inc., and Cypress Semiconductor Corp.

What is your outlook for the next fiscal year?

For 2005, we believe that low volatility, and moderate economic and profit growth will be positive for the stock market. These elements lay the foundation for a rational market. In such an environment, investors tend to focus on long term fundamentals which bode well for our disciplined philosophy and process. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

Chicago Equity Partners, LLC

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2004

GROWTH OF $10,000

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the 10-year period ended 12/31/04. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 12/31/04)

	1 YEAR	5 YEARS	10 YEARS
Equity Portfolio	20.94%	5.76%	18.28%
S&P 500 Index	10.88%	-2.29%	12.07%

(1)	Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2005. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS (99.8%)

Aerospace & Defense (0.7%)
28,400	Rockwell Collins, Inc.	$ 1,120,096

Air Freight & Logistics (0.8%)
29,800	Ryder System, Inc.	1,423,546

Auto Components (1.4%)
22,900	Autoliv, Inc.	1,106,070
21,700	BorgWarner, Inc. (b)	1,175,489
		2,281,559
Beverages (0.7%)
14,800	Constellation Brands, Inc. — Class A (a)(b)	688,348
23,700	PepsiAmericas, Inc.	503,388
		1,191,736
Biotechnology (1.9%)
19,000	Charles River Laboratories International, Inc. (a)(b)	874,190
19,500	Genzyme Corp. (a)(b)	1,132,365
16,900	Invitrogen Corp. (a)(b)	1,134,497
		3,141,052
Capital Markets (2.2%)
40,000	SEI Investments Co.	1,677,200
20,200	The Bear Stearns Companies Inc. (b)	2,066,662
		3,743,862
Chemicals (2.9%)
27,800	Ecolab, Inc. (b)	976,614
23,700	PPG Industries, Inc.	1,615,392
27,800	Praxair, Inc.	1,227,370
19,000	Sigma-Aldrich Corp. (b)	1,148,740
		4,968,116
Commercial Banks (5.7%)
53,800	Associated Banc-Corp	1,786,698
28,400	Comerica, Inc. (b)	1,732,968
27,100	Hibernia Corp.	799,721
32,600	Huntington Bancshares, Inc. (b)	807,828
35,200	Marshall & Ilsley Corp. (b)	1,555,840
44,600	Regions Financial Corp.	1,587,314
21,700	UnionBanCal Corp.	1,399,216
		9,669,585
Commercial Services & Supplies (2.0%)
23,800	Copart, Inc. (a)	626,416
12,900	Dun & Bradstreet Corp. (a)	769,485
28,400	Republic Services, Inc.	952,536
30,200	RR Donnelley & SonsCo. (b)	1,065,758
		3,414,195

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Communications Equipment (1.9%)
25,100	Harris Corp.	$ 1,550,929
44,700	Polycom, Inc. (a)	1,042,404
19,400	Scientific-Atlanta, Inc. (b)	640,394
		3,233,727
Computers & Peripherals (3.0%)
12,200	Lexmark International, Inc. (a)	1,037,000
25,100	NCR Corp. (a)	1,737,673
18,900	QLogic Corp. (a)	694,197
36,600	Storage Technology Corp. (a)	1,156,926
48,300	Western Digital Corp. (a)	523,572
		5,149,368
Consumer Finance (0.8%)
57,700	AmeriCredit Corp. (a)(b)	1,410,765

Containers & Packaging (0.4%)
23,000	Bemis Co.	669,070

Diversified Financial Services (2.2%)
52,800	CIT Group, Inc.	2,419,296
14,800	Moody's Corp.	1,285,380
		3,704,676
Diversified Telecommunication Services (0.7%)
22,400	Commonwealth Telephone Enterprises, Inc. (a)	1,112,384

Electric Utilities (4.4%)
108,000	PG&E Corp. (a)(b)	3,594,240
60,300	TXU Corp. (b)	3,892,968
		7,487,208
Electronic Equipment & Instruments (1.1%)
29,100	Avnet, Inc. (a)(b)	530,784
34,900	Ingram Micro, Inc. (a)	725,920
41,300	Vishay Intertechnology, Inc. (a)	620,326
		1,877,030
Energy Equipment & Services (1.6%)
31,800	Baker Hughes, Inc.	1,356,906
48,900	Varco International, Inc. (a)	1,425,435
		2,782,341
Food & Staples Retailing (1.3%)
27,800	Albertson's, Inc. (b)	663,864
43,300	Supervalu, Inc. (b)	1,494,716
		2,158,580

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Food Products (1.5%)
16,300	Hershey Foods Corp.	$ 905,302
88,700	Tyson Foods, Inc. (b)	1,632,080
		2,537,382
Health Care Equipment & Supplies (2.9%)
10,800	Bausch & Lomb, Inc. (b)	696,168
19,600	Becton, Dickinson & Co.	1,113,280
16,300	C.R. Bard, Inc.	1,042,874
33,900	Cytyc Corp. (a)	934,623
34,700	Thermo Electron Corp. (a)	1,047,593
		4,834,538
Health Care Providers & Services (4.8%)
21,700	Aetna, Inc.	2,707,075
12,100	AmerisourceBergen Corp. (b)	710,028
35,900	Apria Healthcare Group, Inc. (a)(b)	1,182,905
30,800	Coventry Health Care, Inc. (a)	1,634,864
23,700	Laboratory Corp Of America Holdings (a)	1,180,734
20,350	Renal Care Group, Inc. (a)	732,397
		8,148,003
Hotels Restaurants & Leisure (2.6%)
43,000	Caesars Entertainment, Inc. (a)(b)	866,020
58,200	Darden Restaurants, Inc.	1,614,468
33,700	GTECH Holdings Corp.	874,515
21,300	Yum! Brands, Inc.	1,004,934
		4,359,937
Household Durables (3.6%)
14,900	Fortune Brands, Inc.	1,149,982
4,600	NVR, Inc. (a)(b)	3,539,240
14,900	The Black & Decker Corp. (b)	1,316,117
		6,005,339
Household Products (0.6%)
17,600	Clorox Co.	1,037,168

Insurance (4.3%)
33,100	Allmerica Financial Corp. (a)	1,086,673
43,300	American Financial Group Inc.	1,355,723
32,500	Genworth Financial, Inc.	877,500
18,300	Lincoln National Corp.	854,244
31,100	Protective Life Corp.	1,327,659
32,500	Safeco Corp. (b)	1,697,800
		7,199,599
IT Services (1.7%)
14,200	Affiliated Computer Services, Inc. (a)(b)	854,698
35,200	Computer Sciences Corp. (a)(b)	1,984,224
		2,838,922

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Leisure Equipment & Products (1.9%)
35,900	Eastman Kodak Co. (b)	$ 1,157,775
29,800	Polaris Industries, Inc. (b)	2,026,996
		3,184,771
Machinery (2.3%)
20,900	Cummins, Inc. (b)	1,751,211
25,675	Paccar, Inc.	2,066,324
		3,817,535
Media (2.2%)
44,400	Harte-Hanks, Inc. (b)	1,153,512
13,500	McClatchy Co.	969,435
44,900	Valassis Communications, Inc. (a)	1,571,949
		3,694,896
Metals & Mining (2.2%)
51,400	Nucor Corp. (b)	2,690,276
10,800	Phelps Dodge Corp. (b)	1,068,336
		3,758,612
Multiline Retail (2.5%)
35,900	Federated Department Stores	2,074,661
36,100	J.C. Penney Co. Inc. Holding Co.	1,494,540
11,500	Sears Roebuck and Co.	586,845
		4,156,046
Multi-Utilities & Unregulated Power (3.8%)
104,700	Oneok, Inc.	2,975,574
37,900	Questar Corp.	1,931,384
114,400	Reliant Energy, Inc. (a)(b)	1,561,560
		6,468,518
Oil & Gas (3.2%)
10,800	Amerada Hess Corp. (b)	889,704
18,300	Newfield Exploration Co. (a)	1,080,615
27,800	Pogo Producing Co.	1,348,022
47,600	Valero Energy Corp.	2,161,040
		5,479,381
Paper & Forest Products (0.5%)
23,800	MeadWestvaco Corp.	806,582

Pharmaceuticals (1.1%)
37,600	Eon Labs, Inc. (a)	1,015,200
45,400	Perrigo Co.	784,058
		1,799,258

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Real Estate (5.9%)
23,000	AvalonBay Communities, Inc.	$ 1,731,900
20,200	CBL & Associates Properties, Inc.	1,542,270
49,700	General Growth Properties, Inc.	1,797,152
144,000	HRPT Properties Trust	1,847,520
27,100	LNR Property Corp. (b)	1,704,861
27,800	Mack-Cali Realty Corp.	1,279,634
		9,903,337
Road & Rail (1.5%)
34,500	Burlington Northern Santa Fe Corp.	1,632,195
19,000	JB Hunt Transport Services, Inc.	852,150
		2,484,345
Semiconductor & Semiconductor Equipment (3.0%)
69,100	Cree, Inc. (a)(b)	2,769,528
100,500	MEMC Electronic Materials, Inc. (a)	1,331,625
52,100	National Semiconductor Corp. (b)	935,195
		5,036,348
Software (3.3%)
33,200	Activision, Inc. (a)	669,976
61,600	Adobe Systems, Inc.	3,864,784
29,800	Autodesk, Inc.	1,130,910
		5,665,670
Specialty Retail (4.5%)
40,600	Abercrombie & Fitch Co. — Class A	1,906,170
47,900	American Eagle Outfitters (b)	2,256,090
53,600	Circuit City Stores, Inc.	838,304
24,800	RadioShack Corp.	815,424
16,400	Rent-A-Center, Inc. (a)	434,600
29,800	The Sherwin-Williams Co.	1,329,974
		7,580,562
Textiles, Apparel & Luxury Goods (1.0%)
15,600	Coach, Inc. (a)	879,840
12,900	Timberland Co. (a)	808,443
		1,688,283
Thrifts & Mortgage Finance (0.7%)
19,000	Astoria Financial Corp. (b)	759,430
14,200	IndyMac Bancorp, Inc. (b)	489,190
		1,248,620
Tobacco (0.8%)
16,900	Reynolds American, Inc. (b)	1,328,340

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Trading Companies & Distributors (1.1%)
20,400	Hughes Supply, Inc.	$ 659,940
18,800	W.W. Grainger, Inc.	1,252,456
		1,912,396
Wireless Telecommunication Services (0.6%)
33,400	Western Wireless Corp. (a)	978,620
	Total common stocks (cost $130,538,845)	168,491,904

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (22.4%)
$ 1,800,000	Amsterdam Funding Commercial Paper, 2.355%, due 01/25/2005	1,796,801
2,000,000	AIG Sunamerica Global Finance XXV Note, 2.550% due 03/11/2005	2,002,717
1,500,000	Bank of Ireland Commercial Paper, 2.352%, due 01/12/2005	1,498,923
17,629,000	Bank of New York Institutional Cash Reserve Fund	17,629,000
1,800,000	Clipper Receivables Corp. Commercial Paper, 2.356%, due 01/28/2005	1,796,445
1,800,000	Fairway Finance Corp. Commercial Paper, 2.355%, due 01/20/2005	1,797,393
1,500,000	Ivory Funding Corp. Commercial Paper, 2.364%, due 01/25/2005	1,497,334
1,800,000	Liberty Street Funding Corp. Commercial Paper, 2.355%, due 01/28/2005	1,796,445
1,800,000	Mane Funding Corp. Commercial Paper, 2.355%, due 01/20/2005	1,797,439
915,000	Three Pillars Funding Inc. Commercial Paper, 2.354%, due 01/26/2005	913,314
1,000,000	TIAA Global Markets Note, 2.203%, due 01/13/2005	1,005,343
1,500,000	Wells Fargo Bank Certificate of Deposit, 2.350%, due 01/28/2005	1,500,000
1,000,000	White Pine Finance Note, 2.413%, due 01/20/2005	999,940
1,800,000	Windmill Funding Corp. Commercial Paper, 2.355%, due 01/24/2005	1,796,918
	Total investments purchased with cash proceeds from securities lending (cost $37,828,012)	37,828,012

SHORT TERM INVESTMENTS (0.3%)
568,000	AIM Liquid Asset Portfolio	568,000
	Total short term investments (cost $568,000)	568,000

	Total investments (cost $168,934,857) (122.5%)	206,887,916
	Liabilities in excess of other assets (22.5%)	(37,986,926)
	Total net assets (100.0%)	$168,900,990

(a)	Non-income producing security.
(b)	Securities (partial/entire) out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2004

Balanced Portfolio

How did the Portfolio perform relative to its benchmarks?

The Balanced Portfolio posted a return of 10.84% for the one year ended December 31, 2004. The benchmarks, the S&P 500 Index and the Lehman Brothers Government/Credit Index, returned 10.88% and 4.19%, respectively. (1)

What caused the variance in performance between the Portfolio and its benchmarks?

After 2003, we consider 2004 to be a return to normalcy in terms of economic growth, earnings, and market performance on the equity side. However, there were several emotional factors that made 2004 a tough year: re-emergence of the twin deficit story, weakening U.S. dollar, $55 crude oil (at peak), persistently depressing news from Iraq, and a contentious election. Throughout the year, we saw a pick-up in Mergers & Acquisitions (“M&A”) and Initial Public Offering activity, as the global volume of announced mergers totaled $1.95 trillion, up 41% from 2003. Some 238 companies went public in 2004, up 180% from 2003, and $43.5 billion was raised. And last, low volatility was a theme that played throughout the year, as most indices traded in a tight range throughout the year. Of the three broad factors in our model (Value, Quality, Earnings Expectations), the Value factors, which include statistics such as price/earnings, price/book, price/cash flow, have provided the greatest amount of alpha this year. Earnings Expectation (Momentum) factors strengthened in the second half of the year.

For the fixed income portion of the Portfolio, we maintained a short duration bias and a barbell structure in the portfolio versus the benchmark, which included holding an above average cash position. This helped the performance of the portfolio as the yield curve flattened during the fourth quarter. The yield differential between the 2-year Treasury note and the 30-year Treasury bond reduced from 229 bps to 176 bps in the fourth quarter. The High Yield sector was the best performing sector by far, followed by the Credit sector and the Mortgage-Backed Security (“MBS”) sector. However, the underweight to the MBS sector hurt the performance.

Which portfolio holdings enhanced the Portfolio’s performance?

In terms of equity performance during the year, stock selection in Utility, Financial, and Consumer Staples sectors were the largest contributors relative to the benchmark. The largest contributors relative to the benchmark were over-weight positions (relative to benchmark weight) in TXU Corp., Adobe Systems, Inc. and Tyco International Ltd.

On the fixed income side, holdings that enhanced the Portfolio’s performance for the period were Time Warner Inc., Sprint Capital Corp., Comcast Corp. and Nextel Communication.

Which holdings detracted from performance?

Within the Portfolio, stock selection in the Telecom, Health Care, and Technology sectors detracted the most in 2004 relative to the index. The largest detractors relative to the benchmark were an under-weight position (relative to the benchmark weight) in General Electric and over-weight positions in Merck & Co. and Pfizer.

On the fixed income side, holdings that detracted from the Portfolio’s performance for the period include General Motors and Health Care REIT, Inc.

What is your outlook for the next fiscal year?

On the equity side, we believe that low volatility, and moderate economic and profit growth will be positive for the stock market in 2005. These elements lay the foundation for a rational market. In such an environment, investors tend to focus on long term fundamentals which bode well for our disciplined philosophy and process. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

On the fixed income side of the Portfolio, low bond yields and a range bound interest rate environment suggest that investors are still concerned about the economy. However, this is inconsistent with the performance of the stock market, commodity prices, and business surveys. As we interpret economic data and investor sentiment during 2005, we will draw on several themes, which we describe below.

·
The Yield Curve Will Continue to Flatten — The Fed will continue to raise short-term interest rates until Fed Funds reach a more normalized rate (between 3.0 and 3.5%). Short-term interest rates will rise faster than long-term interest rates resulting in a flatter yield curve. In this environment, investors will be rewarded more for investing in a portfolio that owns a combination of long and short maturities (such as the 2-year and 30-year U.S. Treasury bonds) rather than a similar duration portfolio that owns one security (such as the 10-year U.S. Treasury note).

·
Credit Risk Is Overvalued — Credit spreads are at the tightest levels we have seen since 1996 and 1997. With the improvement in credit fundamentals, corporations now have excess cash flow that needs to be put to work. We are seeing an increase in stock buy-backs, special dividends, and M&As. These are all negative for corporate credit. Even though corporate default rates are at their lowest levels in 20 years, all the good news may be behind us. We remain concerned with the deterioration in the domestic

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2004

auto sector and will continue to view the debt of GeneralMotors and Ford as short-term holdings over the coming year.With the contraction in credit spreads, we are looking for everyopportunity to move up in credit quality. Avoiding credit blowupswill be extremely important to outperforming the benchmarkin 2005. Expect to see lower excess returns in all spreadsectors for 2005.

·
Interest Rates Will Rise in 2005 — The yield on the 30-yearU.S. Treasury finished the year pretty much where it started, inspite of tighter monetary policy, healthy productivity gains,high consumer and government debt levels, and strong realGross Domestic Product (GDP) growth. While we still believeinterest rates are too low, given the rate of domestic growth, ourcapital markets are still attractive for foreign investors on aglobal basis. At some point, economic fundamentals will matterand interest rates will rise. Our portfolio strategies willcontinue to recognize a range bound market and a bias towardrising rates. Expect to see more callable bonds in the Portfolio.In a range bound interest rate environment, callable bonds willoutperform.

·
Inflation Will Inch Higher — During 2003, the Fed orchestratedthe lowest levels of short-term interest rates seen in fifty years.An acceleration in inflation often results from an overly stimulativemonetary policy. However, slack resources, excess capacity,and slow wage growth will contain any pick-up in inflation.Excess global capital and strong retirement investment by agingpopulations will help keep interest rates from rising too much.In the fourth quarter of 2004, we saw a pick-up in the ConsumerPrice Index (CPI) to 3.5%. During 2004, Treasury InflationProtected Securities (TIPS) outperformed other Treasury securitiesas expectations for inflation increased. We expect TIPS tocontinue to outperform in 2005, and we will be looking foropportunities to add TIPS selectively to the Portfolio during theyear.

·
The Financial Markets Eventually Will Need to Reprice Risk —Low levels of interest rates over the past several years havehelped compress risk spreads across the major asset sectors. Asan example, high yield bond spreads are marginally wider thaninvestment grade spreads. At some point, probably sometimein 2005, the market will be forced to reprice risk. The result willbe significant underperformance to the risk sectors over a shortperiod of time. The challenge portfolio managers face, is to bepatient enough to stick to a discipline designed to control portfoliovolatility.

Once again we are at an interesting time in our financial markethistory. Financial assets, including bonds and equities, appearovervalued by almost every measure. At some point, the financialmarkets will reprice the level of risk in the bond markets, causinga dislocation that will impair performance and liquidity. Weexpect 2005 to be a difficult year for financial assets. While a bullishoutlook is always more pleasant to the reader, we believe thatour job is to directly communicate a realistic view of the opportunitiesand risks inherent in the financial markets.

Gregory J. Hahn, CFA  Chicago Equity Partners, LLC
Chief Investment Officer
40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2004

GROWTH OF $10,000

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the 10-year period ended 12/31/04. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 12/31/04)

	1 YEAR	5 YEARS	10 YEARS
Balanced Portfolio	10.84%	3.59%	13.10%
S&P 500 Index	10.88%	-2.29%	12.07%
LBGC Index	4.19%	8.00%	7.80%

(1)	Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2005. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The S&P 500 Index is an unmanaged index considered to be representative of the U.S. stock market in general. The Lehman Brothers Government/Credit ("LBGC") Index is an unmanaged index considered to be representative of government and corporate fixed-rate debt issues in general. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

COMMON STOCKS (71.4%)
Aerospace & Defense (1.2%)
2,4002,400	General Dynamics Corp.	$ 251,040
5,600	Northrop Grumman Corp. (e)	304,416
		555,456
Air Freight & Logistics (0.6%)
6,300	Ryder System, Inc.	300,951

Automobiles (0.5%)
16,000	Ford Motor Co.	234,240

Beverages (1.4%)
900	Adolph Coors Co. — Class B (e)	68,103
4,600	Constellation Brands, Inc. — Class A (a)(e)	213,946
6,860	PepsiCo, Inc.	358,092
		640,141
Biotechnology (1.3%)
4,800	Amgen, Inc. (a)	307,920
600	Cephalon, Inc. (a)(e)	30,528
2,300	Charles River Laboratories International, Inc. (a)	105,823
2,900	Genentech, Inc. (a)	157,876
		602,147
Building Products (0.5%)
6,200	Masco Corp. (e)	226,486

Capital Markets (2.4%)
3,500	The Bear Stearns Companies Inc. (e)	358,085
2,500	The Goldman Sachs Group, Inc.	260,100
4,700	Merrill Lynch & Co, Inc.	280,919
5,600	SEI Investments Co.	234,808
		1,133,912
Chemicals (1.2%)
6,100	PPG Industries, Inc.	415,776
2,100	Sigma-Aldrich Corp. (e)	126,966
		542,742

Commercial Banks (5.4%)
23,600	Bank of America Corp.	1,108,964
4,100	Comerica, Inc.	250,182
5,200	Huntington Bancshares, Inc.	128,856
6,900	KeyCorp.	233,910
15,500	Wachovia Corp.	815,300
		2,537,212

Commercial Services & Supplies (0.3%)
1,795	Apollo Group, Inc. (a)(e)	144,875

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Communications Equipment (2.3%)
24,770	Cisco Systems, Inc. (a)	$ 478,061
1,900	Harris Corp.	117,401
13,600	Motorola, Inc.	233,920
4,400	QUALCOMM, Inc.	186,560
1,400	Scientific-Atlanta, Inc.	46,214
		1,062,156
Communications Services (2.4%)
19,300	AT&T Corp. (e)	367,858
12,400	Sprint Corp.	308,140
11,200	Verizon Communications, Inc.	453,712
		1,129,710
Computers & Peripherals (2.9%)
11,300	Dell, Inc. (a)	476,182
16,288	Hewlett-Packard Co.	341,559
2,250	International Business Machines Corp.	221,805
1,300	Lexmark International, Inc. (a)	110,500
1,900	NCR Corp. (a)	131,537
2,100	Qlogic Corp. (a)	77,133
		1,358,716
Consumer Finance (0.6%)
3,600	Capital One Financial Corp. (e)	303,156

Diversified Financial Services (2.6%)
4,100	CIT Group, Inc.	187,862
7,132	Citigroup, Inc. (e)	343,620
4,840	J.P. Morgan Chase & Co.	188,808
4,200	Moody’s Corp.	364,770
3,400	Principal Financial Group, Inc.	139,196
		1,224,256
Electric Utilities (1.6%)
11,700	TXU Corp. (e)	755,352

Electronic Equipment & Instruments (1.8%)
6,300	Ingram Micro, Inc. (a)	131,040
17,600	Tyco International Ltd. (c)(e)	629,024
5,300	Vishay Intertechnology, Inc. (a)	79,606
		839,670
Energy Equipment & Services (0.5%)
5,000	Baker Hughes, Inc.	213,350

Food & Staples Retailing (0.6%)
2,400	CVS Corp.	108,168
5,500	Supervalu, Inc.	189,860
		298,028

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Food Products (1.0%)
4,000	Hershey Foods Corp.	$ 222,160
12,200	Tyson Foods, Inc.	224,480
		446,640
Health Care Equipment & Supplies (1.5%)
5,200	Becton, Dickinson & Co.	295,360
4,100	C.R. Bard, Inc.	262,318
3,200	Varian Medical Systems, Inc. (a)	138,368
		696,046
Health Care Providers & Services (1.9%)
1,500	AmerisourceBergen Corp.	88,020
3,650	Coventry Health Care, Inc. (a)	193,742
9,500	Humana, Inc. (a)	282,055
3,600	Laboratory Corp Of America Holdings (a)	179,352
3,696	Medco Health Solutions, Inc. (a)	153,754
		896,923
Hotels Restaurants & Leisure (1.3%)
7,100	Darden Restaurants, Inc.	196,954
13,000	McDonald’s Corp.	416,780
		613,734
Household Durables (0.5%)
1,600	Fortune Brands, Inc.	123,488
170	NVR, Inc. (a)(e)	130,798
		254,286
Household Products (0.6%)
2,100	Clorox Co.	123,753
3,000	Procter & Gamble Co.	165,240
		288,993
Industrial Conglomerates (1.3%)
8,200	Textron, Inc.	605,160

Insurance (3.0%)
11,400	The Allstate Corp.	589,608
6,800	Genworth Financial, Inc.	183,600
2,900	Lincoln National Corp.	135,372
6,600	Metlife, Inc.	267,366
4,300	Prudential Financial, Inc.	236,328
		1,412,274
IT Services (0.7%)
6,100	Computer Sciences Corp. (a)	343,857

Machinery (1.0%)
3,600	Cummins, Inc. (e)	301,644
4,900	Graco, Inc.	183,015
		484,659

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Media (3.3%)
2,600	Harte-Hanks, Inc.	$ 67,548
3,525	The McGraw-Hill Companies, Inc.	322,679
19,330	Time Warner, Inc. (a)	375,775
9,200	Viacom, Inc. — Class B.	334,788
15,700	The Walt Disney Co.	436,460
		1,537,250
Metals & Mining (0.4%)
3,700	Nucor Corp.	193,658

Multiline Retail (1.2%)
4,800	Federated Department Stores.	277,392
5,800	JC Penney Co Inc Holding Co.	240,120
900	Sears Roebuck and Co.	45,927
		563,439
Multi-Utilities & Unregulated Power (0.9%)
8,900	Oneok, Inc. (e)	252,938
2,900	Questar Corp.	147,784
		400,722
Oil & Gas (4.1%)
2,900	Amerada Hess Corp.	238,902
5,300	Burlington Resources, Inc.	230,550
9,734	ChevronTexaco Corp.	511,132
9,840	Exxon Mobil Corp.	504,399
2,900	Newfield Exploration Co. (a)	171,245
4,900	Occidental Petroleum Corp.	285,964
		1,942,192
Paper & Forest Products (0.7%)
12,600	Louisiana-Pacific Corp.	336,924

Personal Products (0.9%)
3,400	Avon Products, Inc.	131,580
6,600	The Gillette Co.	295,548
		427,128
Pharmaceuticals (4.7%)
2,400	Eon Labs, Inc. (a)	64,800
4,100	Forest Laboratories, Inc. (a)(e)	183,926
16,480	Johnson & Johnson.	1,045,161
29,540	Pfizer, Inc.	794,331
3,000	Wyeth.	127,770
		2,215,988
Photographic Equipment And Supplies (0.2%)
2,800	Eastman Kodak Co.	90,300

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Real Estate Investment Trusts (1.2%)
900	AvalonBay Communities, Inc.	$ 67,770
5,400	CarrAmerica Realty Corp.	178,200
9,100	General Growth Properties, Inc.	329,056
		575,026
Road & Rail (0.4%)
4,300	JB Hunt Transport Services, Inc.	192,855

Semiconductor & Semiconductor Equipment (1.8%)
1,900	Cree, Inc. (a)(e)	76,152
23,880	Intel Corp.	558,553
9,700	MEMC Electronic Materials, Inc. (a)	128,525
5,100	National Semiconductor Corp. (e)	91,545
		854,775
Software (3.1%)
7,000	Adobe Systems, Inc.	439,180
22,140	Microsoft Corp.	591,359
30,300	Oracle Corp. (a)	415,716
		1,446,255
Specialty Retail (2.5%)
4,500	Abercrombie & Fitch Co. — Class A (e)	211,275
10,000	Circuit City Stores, Inc. (e)	156,400
16,490	Home Depot, Inc.	704,783
4,700	Limited Brands	108,194
		1,180,652
Textiles, Apparel & Luxury Goods (0.1%)
1,100	Timberland Co. (a)	68,937

Thrifts & Mortgage Finance (1.3%)
3,998	Countrywide Financial Corp.	147,966
4,300	Freddie Mac.	316,910
2,200	Golden West Financial Corp.	135,124
		600,000
Tobacco (1.1%)
6,610	Altria Group, Inc.	403,871
1,400	Reynolds American, Inc. (e)	110,040
		513,911
Trading Companies & Distributors (0.6%)
4,500	W.W. Grainger, Inc.	299,790
	Total common stocks (cost $27,585,694)	33,584,930

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

PREFERRED STOCKS (0.6%)
Communications Services (0.4%)
145	Centaur Funding Corp., (b) Cost — $171,062; Acquired — 07/22/2003 (a)	$ 191,355

Men's And Boy's Clothing And Furnishings (0.2%)
4,000	Tommy Hilfiger USA, 9.000%, due 12/01/2031	102,320
	Total preferred stocks (cost $273,002)	293,675

U.S. TREASURY OBLIGATIONS (3.2%)
$ 465,000	3.500%, due 12/15/2009 (e)	462,893
465,000	4.250%, due 11/15/2014 (e)	466,362
525,000	5.375%, due 02/15/2031 (e)	567,862
	Total U.S. treasury obligations (cost $1,498,258)	1,497,117

FOREIGN GOVERNMENT NOTE/BONDS (0.9%)
155,000	Export-Import Bank of Korea, 4.500%, due 08/12/2009 (c)	156,489
205,000	United Mexican States, 9.875%, due 02/01/2010 (c)	252,457
	Total foreign government note/bonds (cost $411,940)	408,946

CONVERTIBLE BONDS (0.3%)
Electronic Equipment & Instruments (0.3%)
280,000	Celestica, Inc., 0.000%, due 08/01/2020 (c)(d)	156,100
	Total convertible bonds (cost $137,808)	156,100

CORPORATE BONDS (18.1%)
Aircraft (0.3%)
150,000	Boeing Capital Corp., 4.750%, due 08/25/2008 (e)	155,266

Apparel (0.1%)
55,000	Jones Apparel Group Inc ., 5.125%, due 11/15/2014, (b) Cost — $54,954; Acquired — 11/17/2004	54,620

Automobiles (0.7%)
200,000	General Motors Corp., 7.125%, due 07/15/2013 (e)	204,992
100,000	General Motors Corp., 8.375%, due 07/15/2033 (e)	103,895
		308,887
Chemicals (1.0%)
80,000	Lyondell Chemical Co., 11.125%, due 07/15/2012	95,400
190,000	Terra Capital, Inc., 12.875%, due 10/15/2008	238,450
120,000	Union Carbide Corp., 6.790%, due 06/01/2025 (e)	122,700
		456,550

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Communications Services (2.6%)
$ 365,000	British Telecommunications PLC, 7.875%, due 12/15/2005 (c)	$ 380,778
155,000	Charter Communications, Inc., 8.000%, due 04/30/2012, (b) Cost — $155,180; Acquired — 04/21/2004	161,975
105,000	DirecTV Holdings LLC, 8.375%, due 03/15/2013	118,256
100,000	Echostar DBS Corp., 6.625%, due 10/01/2014, (b) Cost — $99,118; Acquired — 09/20/2004	101,750
125,000	News America, Inc., 6.200%, due 12/15/2034, (b) Cost — $124,000; Acquired — 11/30/2004	127,123
190,000	Sprint Capital Corp., 6.875%, due 11/15/2028	208,644
84,000	TELUS Corp., 8.000%, due 06/01/2011 (c)	99,675
		1,198,201
Containers & Packaging (0.9%)
375,000	Owens-Brockway, 8.875%, due 02/15/2009	409,219

Electric And Other Services Combined (0.4%)
195,000	Pacific Gas & Electric Co., 6.050%, due 03/01/2034.	203,236

Electronic Equipment & Instruments (0.9%)
35,000	Jabil Circuit, Inc., 5.875%, due 07/15/2010 (e)	36,885
70,000	Nortel Networks Ltd., 6.125%, due 02/15/2006 (c)(e)	71,575
100,000	Tyco International Group SA, 6.000%, due 11/15/2013 (c)	109,135
200,000	Tyco International Group SA, 6.875%, due 01/15/2029 (c)	229,819
		447,414
Food Products (0.6%)
280,000	Kraft Foods, Inc., 5.250%, due 10/01/2013	288,581

Health Care Equipment & Supplies (0.8%)
105,000	Guidant Corp., 6.150%, due 02/15/2006	108,308
270,000	Hillenbrand Industries, Inc., 4.500%, due 06/15/2009	273,408
		381,716
Health Care Providers & Services (0.4%)
45,000	AmerisourceBergen Corp., 7.250%, due 11/15/2012	50,512
155,000	Service Corp International, 6.875%, due 10/01/2007	162,169
		212,681
Hotels Restaurants & Leisure (0.9%)
150,000	Caesars Entertainment, Inc., 8.125%, due 05/15/2011	174,000
77,500	Carnival Corp., 6.150%, due 04/15/2008 (c)	83,071
155,000	Hyatt Equities LLC, 6.875%, due 06/15/2007, (b) Cost — $154,804; Acquired — 06/12/2002	163,173
		420,244
Household Durables (0.9%)
175,000	KB Home, 5.750%, due 02/01/2014	174,125
240,000	NVR, Inc., 5.000%, due 06/15/2010 (e)	241,200
		415,325
Insurance (0.6%)
60,000	Assured Guaranty US Holdings, Inc., 7.000%, due 06/01/2034	66,059
60,000	Liberty Mutual Group, 5.750%, due 03/15/2014, (b) Cost — $59,072; Acquired — 11/15/2004	59,091
225,000	RenaissanceRe Holdings Ltd., 7.000%, due 07/15/2008 (c)	243,675
		368,825

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Liquefied Petroleum Gas Dealers (0.2%)
$ 87,020	Ras Laffan Liquefied Natural Gas Co. Ltd., 3.437%, due 09/15/2009 (b) Cost — $85,653; Acquired — 07/02/2004 (c)	$ 85,542

Media (0.5%)
200,000	Quebecor Media, Inc., 11.125%, due 07/15/2011 (c)	229,500

Miscellaneous Retail Stores (0.2%)
75,000	JC Penney Co Inc., 8.000%, due 03/01/2010	86,062

National Commercial Banks (0.1%)
40,000	Union Planters Bank NA, 6.500%, due 03/15/2018	43,216

Natural Gas Transmission (0.3%)
110,000	Southern Natural Gas Co., 8.875%, due 03/15/2010 (e)	123,750

Paper & Forest Products (0.7%)
95,000	Boise Cascade LLC, 7.125%, due 10/15/2014, (b) Cost — $95,000; Acquired — 10/15/2004	100,937
180,000	Georgia-Pacific Corp., 7.700%, due 06/15/2015	206,550
		307,487
Personal Credit Institutions (0.4%)
200,000	Household Finance Corp., 4.125%, due 11/16/2009	199,142

Photographic Equipment And Supplies (0.4%)
170,000	Eastman Kodak Co., 7.250%, due 06/15/2005 (e)	172,965

Radiotelephone Communications (0.2%)
75,000	L-3 Communications Corp., 5.875%, due 01/15/2015, (b) Cost — $75,188; Acquired — 11/02/2004	75,187

Real Estate Investment Trusts (1.9%)
70,000	Colonial Realty Limited Partnership, 6.250%, due 06/15/2014	73,716
250,000	Health Care REIT, Inc., 7.500%, due 08/15/2007	270,650
215,000	Hospitality Properties Trust, 6.750%, due 02/15/2013	237,777
55,000	iStar Financial, Inc., 8.750%, due 08/15/2008	62,767
200,000	Senior Housing Properties Trust, 8.625%, due 01/15/2012	229,500
		874,410
Refuse Systems (0.7%)
120,000	Allied Waste North America, 8.875%, due 04/01/2008	129,000
200,000	Waste Management Inc., 7.000%, due 05/15/2005	202,102
		331,102
Special Purpose Entity (0.2%)
119,656	PLC Trust, 2.709%, due 03/31/2006, (b) Cost — $119,656; Acquired — 12/12/2003	119,187

Steel Foundries (0.1%)
65,000	International Steel Group, Inc., 6.500%, due 04/15/2014	70,037

Wireless Telecommunication Services (1.1%)
155,000	AT&T Wireless Services, Inc., 8.750%, due 03/01/2031	209,626
270,000	Nextel Communications, Inc., 6.875%, due 10/31/2013	294,300
		503,926
	Total corporate bonds (cost $8,015,665)	8,542,278

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

MUNICIPAL BONDS (1.4%)
$ 190,000	California County TOB Securitization Agency, 7.500%, due 06/01/2019	$ 192,926
180,716	Louisiana Tobacco Settlement Financing Corp., 6.360%, due 05/15/2025	178,112
175,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, due 06/01/2012.	174,417
140,922	South Dakota Educational Enhancement Funding Corp., 6.720%, due 06/01/2025	135,416
	Total municipal bonds (cost $688,007)	680,871

MORTGAGE BACKED SECURITIES (0.2%)
72,159	First Union National Bank Commercial Mortgage, Series # 1999-C4 A1, 7.184%, due 12/15/2031	76,013
	Total mortgage backed securities (cost $72,462)	76,013

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (14.5%)
300,000	Amsterdam Funding Commercial Paper, 2.355%, due 01/25/2005	299,467
200,000	AIG Sunamerica Global Finance XXV Note, 2.550% due 03/11/2005	200,272
300,000	Atlantic Asset Securitization Commercial Paper, due 01/24/2005	299,486
200,000	Bank of Ireland Commercial Paper, 2.352%, due 01/12/2005.	199,856
3,417,000	Bank of New York Institutional Cash Reserve Fund	3,417,000
300,000	Clipper Receivables Corp. Commercial Paper, 2.356%, due 01/28/2005	299,408
300,000	Fairway Finance Corp. Commercial Paper, 2.355%, due 01/20/2005	299,565
300,000	Ivory Funding Corp. Commercial Paper, 2.364%, due 01/25/2005	299,467
300,000	Liberty Street Funding Corp. Commercial Paper, 2.355%, due 01/28/2005	299,408
300,000	Mane Funding Corp. Commercial Paper, 2.355%, due 01/20/2005	299,573
300,000	Three Pillars Funding Inc. Commercial Paper, 2.354%, due 01/26/2005	299,447
300,000	Wells Fargo Bank Certificate of Deposit, 2.350%, due 01/28/2005.	300,000
300,000	Windmill Funding Corp. Commercial Paper, 2.355%, due 01/24/2005	299,486
	Total investments purchased with cash proceeds from securities lending (cost $6,812,435)	6,812,435

SHORT TERM INVESTMENTS (3.6%)
1,678,000	AIM Liquid Asset Portfolio.	1,678,000
	Total short term investments (cost $1,678,000)	1,678,000

	Total investments (cost $47,173,271) (114.2%)	53,730,365
	Liabilities in excess of other assets (14.2%)	(6,674,229)
	Total net assets (100.0%)	$47,056,136
___________
(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Foreign security or a U.S. security of a foreign company.
(d)	Zero Coupon — Bonds that make no interest payments.
(e)	Securities (partial/entire) out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2004

High Yield Portfolio

How did the Portfolio perform relative to its benchmark?

The High Yield Portfolio returned 10.69% for the twelve months ended December 31, 2004. This compares to 10.87% for the benchmark
Merrill Lynch High Yield Master II Index. (1)

What caused the variance in performance between the Portfolio and its benchmark?

During 2004, Portfolio performance was driven in large part by our migration to high single B and low BB rated securities starting at the beginning of the second half of the year. In addition, our bottom-up research efforts resulted in excellent relative value credit selections during the year.

What portfolio holdings enhanced the Portfolio’s performance?

For the twelve months ended December 31, 2004, Portfolio performance was driven by our holdings in the Energy, Wireless Communications and the Leisure sectors, specifically El Paso Production Holdings, Starwood Hotels, Hilton Hotels, Airgate PCS and Qwest Communications.

Which holdings detracted from performance?

For the twelve months ended December 31, 2004, Portfolio performance was negatively impacted by investments in the Technology and Homebuilder sectors, specifically Amkor Technologies, William Lyons Homes, and Hovnanian Enterprises.

What is your outlook for the next fiscal year?

We anticipate that interest rates will continue to rise during 2005, although the rate of increase will be slow and the amount, potentially modest except for short-term rates. As a result of this environment, we don’t expect that we will see inflows into fixed income products and most likely will continue to experience outflows that started in mid-2004. Higher interest rates and investment outflows will put pressure on high yield returns during 2005.

Investors may recall in our semi-annual report we described our plan of action to mitigate the potential impact of increasing interest rates. We moved from a barbell approach, meaning that we had a portion of high quality, lower yield investments also known as "crossover" credits on one end, and higher risk, high yield credits on the other. The plan we implemented was a general migration to the middle of the high yield market or high single B and low BB credits.

Our strategy has worked well and we intend to maintain this plan going into 2005 for several reasons. First, we believe higher interest rates will negatively impact crossover issuers, as they are more likely to trade on spread and not dollar price. Secondly, we believe that lower quality issuers will be negatively impacted by the higher costs of capital, lowering earnings and, in turn, a decline in credit quality.

We have selected credits in the middle of the high yield market based on the recommendations of our credit research team. We focused on those credits that have stronger balance sheets, manageable maturity schedules, and positive business prospects. Specifically, these include Blount Inc., HealthSouth Corporation, Chesapeake Energy Corp., and Boise Cascade Corp. Our intensive credit process historically has served us well. As we enter a period of rising interest rates, credit selection based on bottom-up analysis will continue to guide our investment decisions. Our proprietary portfolio structuring tools help us measure risk and return as compared to our performance benchmark to help ensure that we focus on relative value. We believe this will continue to deliver competitive risk adjusted returns over time.

Gregory J. Hahn, CFA	Leo J. Dierckman
Chief Investment Officer	Second Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2004

GROWTH OF $10,000

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Portfolio through 12/31/04. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 12/31/04)

	1 YEAR	5 YEARS	SINCE INCEPTION
High Yield Portfolio	10.69%	n/a	10.63%
MLHY Master II Index	10.87%	n/a	7.71%

(1)	The inception date of this portfolio was June 13, 2000. Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2005. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The Merrill Lynch High Yield ("MLHY") Master II Index is an unmanaged market capitalization weighted index of all domestic and Yankee high yield bonds. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

PREFERRED STOCKS (0.8%)
Men’s And Boy’s Clothing And Furnishings (0.8%)
2,768	Tommy Hilfiger USA, 9.000%, due 12/01/2031	$ 70,806
	Total preferred stocks (cost $69,222)	70,806

WARRANTS (0.2%)
121	Huntsman LLC, (b) Cost — $5,972; Acquired — 07/02/2004 (a)	20,232
	Total warrants (cost $5,972)	20,232

CERTIFICATES OF BENEFICIAL INTEREST (0.3%)
89,915	1989 US Airways ETC, (b) Cost — $5,311; Acquired — 06/10/2004 (a)(f)(g)	2,698
89,915	1989 US Airways ETC, (b) Cost — $5,311; Acquired — 06/10/2004 (a)(f)(g)	2,698
89,915	1989 US Airways ETC, (b) Cost — $5,311; Acquired — 06/10/2004 (a)(f)(g)	2,698
89,915	1989 US Airways ETC, (b) Cost — $5,311; Acquired — 06/10/2004 (a)(f)(g)	2,698
89,915	1989 US Airways ETC, (b) Cost — $5,310; Acquired — 06/10/2004 (a)(f)(g)	2,697
89,915	1989 US Airways ETC, (b) Cost — $5,310; Acquired — 06/10/2004 (a)(f)(g)	2,697
89,915	1989 US Airways ETC, (b) Cost — $5,310; Acquired — 06/10/2004 (a)(f)(g)	2,697
89,915	1989 US Airways ETC, (b) Cost — $5,310; Acquired — 06/10/2004 (a)(f)(g)	2,697
89,915	1989 US Airways ETC, (b) Cost — $5,310; Acquired — 06/10/2004 (a)(f)(g)	2,697
89,915	1989 US Airways ETC, (b) Cost — $5,310; Acquired — 06/10/2004 (a)(f)(g)	2,697
89,915	1989 US Airways ETC, (b) Cost — $5,310; Acquired — 06/10/2004 (a)(f)(g)	2,697
	Total certificates of beneficial interest (cost $58,414)	29,671
CORPORATE BONDS (91.0%)
Aerospace & Defense (0.8%)
$ 70,000	DRS Technologies, Inc., 6.875%, due 11/01/2013	73,500

Air-conditioning And Warm Air Heating Equipment And Commercial (2.9%)
155,000	Goodman Global Hldgs, Inc., 7.875%, due 12/15/2012, (b) Cost — $155,000; Acquired — 12/15/2004	154,225
95,000	THL Buildco, Inc., 8.500%, due 09/01/2014, (b) Cost — $95,000; Acquired — 08/12/2004	99,750
		253,975

Building Products (0.6%)
50,000	Jacuzzi Brands, Inc., 9.625%, due 07/01/2010	55,750

Chemicals (3.6%)
100,000	Huntsman International LLC, 7.375%, due 01/01/2015, (b) Cost — $100,000; Acquired — 12/03/2004	100,750
75,000	Lyondell Chemical Co., 11.125%, due 07/15/2012	89,438
70,000	Rockwood Specialties Group, Inc., 10.625%, due 05/15/2011	80,850
40,000	Terra Capital, Inc., 12.875%, due 10/15/2008	50,200
		321,238

Commercial Services & Supplies (1.7%)
145,000	Adesa, Inc., 7.625%, due 06/15/2012	153,700

Communications Services (9.9%)
105,000	Charter Communications, 8.375%, due 04/30/2014, (b) Cost — $106,575; Acquired — 11/05/2004	111,300
100,000	Cincinnati Bell, Inc., 8.375%, due 01/15/2014	101,750
105,000	Echostar DBS Corp., 6.625%, due 10/01/2014, (b) Cost — $104,074; Acquired — 09/20/2004	106,837
60,000	Fairpoint Communications, Inc., 12.500%, due 05/01/2010	65,100

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Communications Services (continued)
$ 105,000	Innova S de RL, 9.375%, due 09/19/2013 (c)	$ 119,962
94,000	PanAmSat Corp., 9.000%, due 08/15/2014, (b) Cost — $94,000; Acquired — 08/02/2004	105,398
110,000	Qwest Communications International, 7.250%, due 02/15/2011, (b) Cost — $109,326; Acquired — 01/30/2004	113,300
45,000	Superior Essex Communications, 9.000%, due 04/15/2012	46,575
110,000	Warner Music Group, 7.375%, due 04/15/2014, (b) Cost — $108,655; Acquired — 04/01/2004 & 07/21/2004	113,300
		883,522

Computers & Peripherals (0.7%)
60,000	UNOVA, Inc., 7.000%, due 03/15/2008	61,950

Construction Materials (1.5%)
120,000	US Concrete, Inc., 8.375%, due 04/01/2014	129,900

Containers & Packaging (2.6%)
100,000	Owens-Brockway, 8.250%, due 05/15/2013	110,500
110,000	Stone Container Finance Holdings, 7.375%, due 07/15/2014 (c)	117,700
		228,200
Electric Services (3.0%)
75,000	Midwest Generation LLC, 8.560%, due 01/02/2016	83,297
55,000	Nevada Power Co., 5.875%, due 01/15/2015, (b) Cost — $55,000; Acquired — 11/09/2004	55,688
20,000	Reliant Energy, Inc., 6.750%, due 12/15/2014	19,975
100,000	Texas Genco LLC, 6.875%, due 12/15/2014, (b) Cost — $100,000; Acquired — 12/08/2004	103,875
		262,835
Electronic Equipment & Instruments (4.5%)
75,000	Celestica, Inc., 7.875%, due 07/01/2011 (c)	80,812
105,000	Flextronics International Ltd., 6.250%, due 11/15/2014, (b) Cost — $105,000; Acquired — 11/09/2004 (c)	104,475
100,000	IPC Acquisition Corp., 11.500%, due 12/15/2009	110,000
90,000	ITT Corp., 7.375%, due 11/15/2015	100,575
		395,862
General Contractors (2.6%)
160,000	Blount, Inc., 8.875%, due 08/01/2012	174,400
55,000	William Lyon Homes, Inc., 7.625%, due 12/15/2012, (b) Cost — $55,000; Acquired — 11/15/2004	53,969
		228,369
Health Care Equipment & Supplies (2.9%)
43,000	HMP Equity Holdings Corp., 0.000%, due 05/15/2008 (e)	28,649
110,000	Fisher Scientific International, 6.750%, due 08/15/2014, (b) Cost — $110,225; Acquired — 07/22/2004	118,525
105,000	Universal Hospital Services, Inc., 10.125%, due 11/01/2011	109,725
		256,899
Health Care Providers & Services (2.5%)
50,000	Healthsouth Corp., 7.375%, due 10/01/2006	51,375
110,000	Healthsouth Corp., 10.750%, due 10/01/2008	116,600
55,000	Omnicare, Inc., 6.125%, due 06/01/2013	55,550
		223,525

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Hotels, Restaurants, & Leisure (8.2%)
$ 90,000	Caesars Entertainment, Inc., 8.125%, due 05/15/2011	$ 104,400
80,000	Hilton Hotels Corp., 7.500%, due 12/15/2017	93,736
95,000	Host Marriott LP, 7.000%, due 08/15/2012, (b) Cost — $93,620; Acquired — 07/27/2004	100,938
80,000	MGM Mirage, 8.500%, due 09/15/2010	91,400
105,000	Pinnacle Entertainment, Inc., 8.250%, due 03/15/2012	112,087
95,000	Vail Resorts, Inc., 6.750%, due 02/15/2014	97,138
125,000	Wynn Las Vegas LLC, 6.625%, due 12/01/2014, (b) Cost — $124,276; Acquired — 12/17/2004	124,375
		724,074
Household Products (1.3%)
45,000	Church & Dwight, Inc., 6.000%, due 12/15/2012, (b) Cost — $45,000; Acquired — 12/15/2004	46,012
60,000	Rayovac Corp., 8.500%, due 10/01/2013	66,900
		112,912
Leisure Equipment & Products (1.0%)
85,000	K2, Inc., 7.375%, due 07/01/2014, (b) Cost — $86,913; Acquired — 07/28/2004	93,500

Machinery (0.7%)
60,000	Terex Corp., 7.375%, due 01/15/2014	64,650

Manufacturing Industries (0.4%)
35,000	Polypore, Inc., 8.750%, due 05/15/2012	36,750

Mechanical Power Transmission Equipment (0.3%)
23,000	Rexnord Corp., 10.125%, due 12/15/2012	26,105

Media (3.8%)
80,000	Cablevision Systems Corp., 8.000%, due 04/15/2012, (b) Cost — $80,000; Acquired — 03/30/2004	85,800
110,000	Insight Communications Co, Inc., 0.000%/12.500%, due 02/15/2011 (d)	107,525
85,000	Sinclair Broadcast Group, Inc., 8.000%, due 03/15/2012	90,737
45,000	Sun Media Corp., 7.625%, due 02/15/2013 (c)	49,331
		333,393
Miscellaneous Fabricated Products (0.7%)
55,000	FastenTech, Inc., 11.500%, due 05/01/2011, (b) Cost — $60,897; Acquired — 07/27/2004	63,525

Motor Vehicle Supplies And New Parts (1.3%)
10,000	Cooper-Standard Automotive, Inc., 7.000%, due 12/15/2012, (b) Cost — $10,000; Acquired — 12/16/2004	10,200
35,000	Cooper-Standard Automotive, Inc., 8.375%, due 12/15/2014, (b) Cost — $35,000; Acquired — 12/16/2004	35,087
60,000	United Components, Inc., 9.375%, due 06/15/2013	65,400
		110,687
Offices Of Holding Companies (0.3%)
25,000	Affinia Group, Inc., 9.000%, due 11/30/2014, (b) Cost — $25,000; Acquired — 11/12/2004	26,187

Oil & Gas (4.3%)
45,000	Chesapeake Energy Corp., 6.375%, due 06/15/2015, (b) Cost — $44,576; Acquired — 12/01/2004	46,462
60,000	Chesapeake Energy Corp., 6.875%, due 01/15/2016	63,150
40,000	Dynegy Holdings, Inc., 10.125%, due 07/15/2013, (b) Cost — $39,709; Acquired — 08/01/2003	46,000

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Oil & Gas (continued)
$ 55,000	El Paso Production Holding Co., 7.750%, due 06/01/2013	$ 57,888
60,000	Houston Exploration Co., 7.000%, due 06/15/2013	63,900
100,000	Transmontaigne, Inc., 9.125%, due 06/01/2010	109,000
		386,400
Paper & Forest Products (6.1%)
95,000	Ainsworth Lumber Co Ltd., 6.750%, due 03/15/2014 (c)	93,456
105,000	Boise Cascade LLC, 7.125%, due 10/15/2014, (b) Cost — $105,000; Acquired — 10/15/2004	111,562
35,000	Cenveo Corp., 7.875%, due 12/01/2013	32,725
75,000	Cenveo Corp., 9.625%, due 03/15/2012	82,688
75,000	Georgia-Pacific Corp., 7.700%, due 06/15/2015	86,062
95,000	Graphic Packaging International Corp., 9.500%, due 08/15/2013	108,538
25,000	Neenah Paper, Inc., 7.375%, due 11/15/2014, (b) Cost — $25,000; Acquired — 11/18/2004	25,500
		540,531
Personal Products (1.2%)
100,000	Elizabeth Arden, Inc., 7.750%, due 01/15/2014	106,500

Plastics Products (2.5%)
80,000	Graham Packaging Co. LP, 8.500%, due 10/15/2012, (b) Cost — $81,031; Acquired — 09/29/2004	84,400
135,000	Park Ohio Industries Inc., 8.375%, due 11/15/2014, (b) Cost — $135,550; Acquired — 11/19/2004	135,675
		220,075
Radiotelephone Communications (3.6%)
32,000	Alamosa Delaware, Inc., 11.000%, due 07/31/2010	37,840
100,000	L-3 Communications Corp., 5.875%, due 01/15/2015, (b) Cost — $100,000; Acquired — 11/01/2004	100,250
25,000	New Skies Satellites NV, 9.125%, due 11/01/2012, (b) Cost — $25,000; Acquired — 10/22/2004 (c)	25,625
40,000	Rogers Wireless Communications, Inc., 9.625%, due 05/01/2011 (c)	47,100
50,000	Rogers Wireless, Inc., 7.500%, due 03/15/2015, (b) Cost — $50,000; Acquired — 11/19/2004 (c)	53,000
50,000	Rural Cellular Corp., 8.250%, due 03/15/2012	53,125
		316,940
Real Estate Investment Trusts (1.9%)
80,000	Senior Housing Properties Trust, 7.875%, due 04/15/2015	88,600
20,000	Senior Housing Properties Trust, 8.625%, due 01/15/2012	22,950
55,000	Ventas Realty Limited Partnership, 6.625%, due 10/15/2014, (b) Cost — $55,000; Acquired — 10/08/2004	56,513
		168,063
Refrigerated Warehousing And Storage (0.6%)
50,000	Reddy Ice Group, Inc., 8.875%, due 08/01/2011	54,250

Specialty Retail (2.6%)
125,000	Blockbuster, Inc., 9.000%, due 09/01/2012, (b) Cost — $127,611; Acquired — 08/13/2004,
	09/29/2004, & 11/12/2004	124,062
100,000	Jean Coutu Group, Inc., 7.625%, due 08/01/2012, (b) Cost — $102,438; Acquired — 07/22/2004 & 09/14/2004 (c)	106,250
		230,312

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
High Yield Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Sporting And Athletic Goods ( 0.9%)
$ 80,000	Riddell Bell Hldgs, Inc., 8.375%, due 10/01/2012, (b) Cost — $81,219; Acquired — 09/23/2004	$ 83,200

Textiles, Apparel & Luxury Goods (2.3%)
75,000	Phillips-Van Heusen, 7.250%, due 02/15/2011	79,125
115,000	Russell Corp., 9.250%, due 05/01/2010	123,913
		203,038

Tobacco (1.2%)
100,000	DIMON, Inc., 7.750%, due 06/01/2013	105,500

Wireless Telecommunication Services (6.0%)
69,300	AirGate PCS, Inc., 9.375%, due 09/01/2009, (b) Cost — $60,107; Acquired — 02/13/2004	75,017
110,000	American Tower Corp., 7.125%, due 10/15/2012, (b) Cost — $110,069; Acquired — 09/28/2004 & 09/29/2004	113,025
80,000	Crown Castle International Corp., 7.500%, due 12/01/2013	86,400
105,000	LG Telecom Ltd., 8.250%, due 07/15/2009, (b) Cost — $104,340; Acquired — 07/09/2004 & 07/28/2004 (c)	113,954
60,000	Nextel Communications, Inc., 6.875%, due 10/31/2013	65,400
25,000	Spectrasite, Inc., 8.250%, due 05/15/2010	26,812
45,000	Spectrasite, Inc., 8.250%, due 05/15/2010, (b) Cost — $45,150; Acquired — 05/16/2004 & 05/19/2004	48,263
		528,871
	Total corporate bonds (cost $7,655,145)	8,064,688

FOREIGN GOVERNMENT NOTE/BONDS (3.9%)
55,000	Republic of Panama, 7.250%, due 03/15/2015 (c)	57,475
75,000	Republic of Turkey, 7.250%, due 03/15/2015 (c)	77,438
130,000	Republic of Brazil, 10.500%, due 07/14/2014 (c)	154,375
55,000	Russian Federation, 0.000%/7.500%, due 03/31/2030, (b) Cost — $53,016; Acquired — 09/29/2004 (c)(d)	56,925
	Total foreign government note/bonds (cost $322,760)	346,213

MUNICIPAL BONDS (1.8%)
60,000	Academica Charter Schools, 8.100%, due 08/15/2024, (b) Cost — $60,000; Acquired — 08/18/2004	61,809
100,398	Tobacco Settlement Financing Corp., 6.360%, due 05/15/2025	98,951
	Total municipal bonds (cost $159,120)	160,760

SHORT TERM INVESTMENTS (0.2%)
20,000	AIM Liquid Asset Portfolio	20,000
	Total short term investments (cost $20,000)	20,000

	Total investments (cost $8,290,633) (98.2%)	8,712,370
	Other assets in excess of liabilities 1.8%	163,399
	Total net assets (100.0%)	$8,875,769
____________
(a)	Non-Income Producing Security.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Foreign Security or U.S. Security of a foreign company.
(d)	STEP — Bonds where the coupon increases or steps up at a predetermined rate.
(e)	Zero coupon — Bonds that make no interest payments.
(f)	Security in default.
(g)	Security is fair valued.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2004

Fixed Income Portfolio

How did the Portfolio perform relative to its benchmark?

The Fixed Income Portfolio returned 4.74% for the year ended December 31, 2004. This compares to 4.19% for the benchmark Lehman Brothers Government/Credit Index. (1)

What caused the variance in performance between the Portfolio and its benchmark?

We maintained a short duration bias and a barbell structure in the portfolio versus the benchmark, which included holding an above average cash position. This helped the performance of the portfolio as the yield curve flattened during the fourth quarter. The yield differential between the 2-year Treasury note and the 30-year Treasury bond reduced from 229 bps to 176 bps in the fourth quarter. The High Yield sector was the best performing sector by far, followed by the Credit sector and the Mortgage-Backed Securities (“MBS”) sector. The Portfolio’s 10.78% position in High Yield and its overweight to the Credit sector helped its performance. However, the underweight to the MBS sector hurt the performance.

Which portfolio holdings most enhanced the Portfolio's performance?

Holdings that enhanced the Portfolio’s performance for the period were Time Warner Inc., Sprint Capital Corp., Comcast Corp. and Nextel Communication.

Which holdings detracted from performance?

Holdings that detracted from the Portfolio’s performance for the period include General Motors and Health Care REIT, Inc.

What is your outlook for the next fiscal year?

Low bond yields and a range bound interest rate environment suggest that investors are still concerned about the economy. However, this is inconsistent with the performance of the stock market, commodity prices, and business surveys. As we interpret economic data and investor sentiment during 2005, we will draw on several themes, which we describe below.

·
The Yield Curve Will Continue to Flatten — The Fed will continue to raise short-term interest rates until Fed Funds reach a more normalized rate (between 3.0% and 3.5%). Short-term interest rates will rise faster than long-term interest rates resulting in a flatter yield curve. In this environment, investors will be rewarded more for investing in a portfolio that owns a combination of long and short maturities (such as the 2-year and 30-year U.S. Treasury bonds) rather than a similar duration portfolio that owns one security (such as the 10-year U.S. Treasury note).

·
Credit Risk Is Overvalued — Credit spreads are at the tightest levels we have seen since 1996 and 1997. With the improvement in credit fundamentals, corporations now have excess cash flow that needs to be put to work. We are seeing an increase in stock buy-backs, special dividends, and mergers and acquisitions These are all negative for corporate credit. Even though corpo rate default rates are at their lowest levels in 20 years, all the good news may be behind us. We remain concerned with the deterioration in the domestic auto sector and will continue to view the debt of General Motors and Ford as short-term hold ings over the coming year. With the contraction in credit spreads, we are looking for every opportunity to move up in credit quality. Avoiding credit blow-ups will be extremely important to outperforming the benchmark in 2005. Expect to see lower excess returns in all spread sectors for 2005.

·
Interest Rates Will Rise in 2005 — The yield on the 30-year U.S. Treasury finished the year pretty much where it started, in spite of tighter monetary policy, healthy productivity gains, high consumer and government debt levels, and strong real Gross Domestic Product (GDP) growth. While we still believe interest rates are too low, given the rate of domestic growth, our capital markets are still attractive for foreign investors on a global basis. At some point, economic fundamentals will mat ter and interest rates will rise. Our portfolio strategies will con tinue to recognize a range bound market and a bias toward ris ing rates. Expect to see more callable bonds in the Portfolio. In a range bound interest rate environment, callable bonds will outperform.

·
The Financial Markets Eventually Will Need to Reprice Risk —Low levels of interest rates over the past several years have helped compress risk spreads across the major asset sectors. As an example, high yield bond spreads are marginally wider than investment grade spreads. At some point, probably sometime in 2005, the market will be forced to reprice risk. The result will be significant underperformance to the risk sectors over a short period of time. The challenge portfolio managers face, is to be patient enough to stick to a discipline designed to control portfolio volatility.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2004

Once again we are at an interesting time in our financial market history. Financial assets, including bonds and equities, appear overvalued by almost every measure. Upward pressure on interest rates will only hamper equity valuations further. At some point, the financial markets will reprice the level of risk in the bond markets, causing a dislocation that will impair performance and liquidity. We expect 2005 to be a difficult year for financial assets. While a bullish outlook is always more pleasant to the reader, we believe that our job is to directly communicate a realistic view of the opportunities and risks inherent in the financial markets.

Gregory J. Hahn, CFA	Michael D. Richman, CFA
Chief Investment Officer	Second Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

GROWTH OF $10,000

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the period from inception of the Fund through 12/31/04. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 12/31/04)

	1 YEAR	5 YEARS	10 YEARS
Fixed Income Portfolio	4.74%	7.46%	7.54%
LBGC Index	4.19%	8.00%	7.80%

(1)	Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2005. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Government/Credit (“LBGC”) Index is an unmanaged index considered to be representative of government and corporate fixed-rate debt issues in general. Investors cannot actually invest in an index.

.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

PREFERRED STOCKS (0.9%)
Communications Services (0.6%)
130	Centaur Funding Corp., (b) Cost — $153,366; Acquired — 07/22/2003	$ 171,559

Men's And Boy's Clothing And Furnishings (0.3%)
3,500	Tommy Hilfiger USA, 9.000%, due 12/01/2031	89,530
	Total preferred stocks (cost $242,562)	261,089

CORPORATE BONDS (66.2%)
Aircraft (0.4%)
$95,000	Boeing Capital Corp., 4.750%, due 08/25/2008 (d)	98,335

Apparel (0.5%)
150,000	Jones Apparel Group Inc., 5.125%, due 11/15/2014, (b) Cost — $149,875; Acquired — 11/17/2004	148,962

Auto Components (0.4%)
100,000	Lear Corp., 8.110%, due 05/15/2009	113,521
Automobiles (1.6%)
215,000	General Motors Corp., 7.125%, due 07/15/2013 (d)	220,366
220,000	General Motors Corp., 8.375%, due 07/15/2033 (d)	228,569
		448,935
Capital Markets (0.8%)
65,000	Lehman Brothers Holdings, Inc., 3.600%, due 03/13/2009 (d)	64,053
145,000	Merrill Lynch & Co, Inc., 6.000%, due 07/15/2005	147,220
		211,273
Chemicals (1.0%)
75,000	Lyondell Chemical Co., 11.125%, due 07/15/2012	89,438
80,000	Terra Capital, Inc., 12.875%, due 10/15/2008	100,400
80,000	Union Carbide Corp., 6.790%, due 06/01/2025 (d)	81,800
		271,638
Communications Services (9.2%)
80,000	Ameritech Capital Funding, 7.500%, due 04/01/2005	80,871
260,000	British Telecommunications PLC, 7.875%, due 12/15/2005 (c)	271,239
100,000	Charter Communications Inc., 8.000%, due 04/30/2012, (b) Cost — $100,116; Acquired — 04/21/2004	104,500
300,000	Deutsche Telekom International Finance BV, 8.750%, due 06/15/2030 (c)	397,320
90,000	DirecTV Holdings LLC, 8.375%, due 03/15/2013	101,363
100,000	Echostar DBS Corp., 6.625%, due 10/01/2014, (b) Cost — $99,118; Acquired — 09/20/2004	101,750
290,000	News America, Inc., 6.200%, due 12/15/2034, (b) Cost — $287,680; Acquired — 11/30/2004	294,925
110,000	News America Holdings, 7.700%, due 10/30/2025	130,860
215,000	Sprint Capital Corp., 6.875%, due 11/15/2028	236,098
75,000	Tele-Communications-TCI Group, 9.800%, due 02/01/2012	96,804
445,000	TELUS Corp., 8.000%, due 06/01/2011 (c)	528,038
180,000	Verizon Wireless Capital LLC, 5.375%, due 12/15/2006	186,531
		2,530,299

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Computers & Peripherals (0.3%)
$ 70,000	NCR Corp., 7.125%, due 06/15/2009	$ 77,365

Crude Petroleum And Natural Gas (0.7%)
200,000	Petroleos Mexicanos, 6.500%, due 02/01/2005 (c)	200,640

Electric Services (8.5%)
200,000	AmerenEnergy Generating Co., 7.750%, due 11/01/2005	207,281
135,000	Cilcorp Inc., 8.700%, due 10/15/2009	159,232
145,000	Consolidated Edison, Inc., 3.625%, due 08/01/2008 (d)	143,765
150,000	Detroit Edison Co., 5.050%, due 10/01/2005	152,319
65,000	Entergy Gulf States, Inc., 6.770%, due 08/01/2005	66,373
310,000	FirstEnergy Corp., 7.375%, due 11/15/2031	355,126
225,000	Kansas City Power & Light Co., 7.125%, due 12/15/2005	233,150
155,000	Nisource Finance Corp., 7.875%, due 11/15/2010	182,433
220,000	Pacific Gas & Electric Co., 6.050%, due 03/01/2034	229,292
330,000	PSI Energy, Inc., 6.650%, due 06/15/2006	344,419
265,000	Southwestern Public Service Co., 5.125%, due 11/01/2006	272,269
		2,345,659
Electrical Equipment (0.6%)
150,000	Cooper Industries, Inc., 5.500%, due 11/01/2009	158,854

Electronic Equipment & Instruments (2.7%)
80,000	Jabil Circuit, Inc., 5.875%, due 07/15/2010	84,309
50,000	Nortel Networks Ltd., 6.125%, due 02/15/2006 (c)(d)	51,125
525,000	Tyco International Group SA, 6.875%, due 01/15/2029 (c)	603,274
		738,708
Food Products (1.6%)
125,000	Corn Products International, Inc., 8.450%, due 08/15/2009	145,137
285,000	Kraft Foods, Inc., 5.250%, due 10/01/2013	293,734
		438,871
Health Care Equipment & Supplies (0.4%)
95,000	Guidant Corp., 6.150%, due 02/15/2006	97,993

Health Care Providers & Services (1.9%)
110,000	AmerisourceBergen Corp., 7.250%, due 11/15/2012	123,475
185,000	Medco Health Solutions, Inc., 7.250%, due 08/15/2013	207,287
165,000	Service Corp. International, 7.700%, due 04/15/2009	179,025
		509,787
Hotels Restaurants & Leisure (1.3%)
100,000	Caesars Entertainment, Inc., 8.125%, due 05/15/2011	116,000
80,000	Carnival Corp., 6.150%, due 04/15/2008 (c)	85,751
135,000	Hyatt Equities LLC, 6.875%, due 06/15/2007, (b) Cost — $134,829; Acquired — 06/12/2002	142,118
		343,869

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Household Durables (1.6%)
$ 110,000	KB Home, 5.750%, due 02/01/2014	$ 109,450
155,000	NVR, Inc., 5.000%, due 06/15/2010 (d)	155,775
175,000	Ryland Group, Inc., 5.375%, due 06/01/2008	182,875
		448,100
Insurance (6.0%)
135,000	Assured Guaranty US Holdings, Inc., 7.000%, due 06/01/2034	148,634
30,000	Citizens Property Insurance Corp., 6.850%, due 08/25/2007	32,241
200,000	Everest Reinsurance Holdings, Inc., 8.500%, due 03/15/2005 (c)	201,887
150,000	Liberty Mutual Group, 5.750%, due 03/15/2014, (b) Cost — $147,680; Acquired — 11/15/2004	147,728
220,000	Monumental Global Funding II, 2.800%, due 07/15/2008, (b) Cost — $212,661; Acquired — 12/09/2003	212,225
505,000	Protective Life US Funding Trust, 5.875%, due 08/15/2006, (b) Cost — $505,513;
	Acquired — 08/06/2001 & 08/28/2001	524,905
325,000	RenaissanceRe Holdings Ltd., 7.000%, due 07/15/2008 (c)	351,975
35,000	Transamerica Corp., 6.750%, due 11/15/2006	36,874
		1,656,469
Liquefied Petroleum Gas Dealers ( 0.5%)
132,820	Ras Laffan Liquefied Natural Gas Co Ltd., 3.437%, due 09/15/2009, (b) Cost — $132,820;
	Acquired — 03/02/2004 (c)	130,564
Machinery (0.3%)
80,000	Kennametal, Inc., 7.200%, due 06/15/2012	89,028

Media (3.8%)
90,000	Clear Channel Communications, Inc., 6.625%, due 06/15/2008	96,268
185,000	Clear Channel Communications, Inc., 8.000%, due 11/01/2008	207,888
185,000	Comcast Corp., 7.050%, due 03/15/2033 (d)	212,379
125,000	Insight Midwest LP/Insight Capital, Inc., 10.500%, due 11/01/2010	137,500
145,000	Quebecor Media, Inc., 11.125%, due 07/15/2011 (c)	166,387
185,000	Time Warner, Inc., 7.700%, due 05/01/2032	226,999
		1,047,421
Miscellaneous Business Credit Institutions (0.2%)
50,000	Bunge Ltd Finance Corp., 4.375%, due 12/15/2008	50,429

Multiline Retail (0.2%)
65,000	The May Department Stores Co., 6.875%, due 11/01/2005	66,878

National Commercial Banks (2.4%)
138,000	Bank of America Corp., 6.875%, due 02/15/2005	138,621
170,000	Citicorp, 6.750%, due 08/15/2005	173,956
145,000	Huntington National Bank, 3.125%, due 05/15/2008	141,915
185,000	Union Planters Bank NA, 6.500%, due 03/15/2018	199,874
		654,366
Natural Gas Transmission (1.1%)
100,000	Southern Natural Gas Co., 8.875%, due 03/15/2010 (d)	112,500
170,000	Texas Eastern Transmission LP, 7.000%, due 07/15/2032	195,936
		308,436

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Paper & Forest Products (14%)
$ 205,000	Boise Cascade LLC, 7.125%, due 10/15/2014, (b) Cost — $205,000; Acquired — 10/15/2004	$ 217,812
135,000	Georgia-Pacific Corp., 7.700%, due 06/15/2015	154,913
		372,725
Personal Credit Institutions (30%)
165,000	Ford Motor Credit Co., 5.700%, due 01/15/2010	166,682
195,000	General Motors Acceptance Corp., 5.850%, due 01/14/2009 (d)	197,743
270,000	General Motors Acceptance Corp., 6.750%, due 12/01/2014	270,853
185,000	Household Finance Corp., 4.125%, due 11/16/2009	184,206
		819,484
Pharmaceuticals (10%)
220,000	Bristol-Myers Squibb Co., 4.750%, due 10/01/2006	225,049
60,000	Wyeth, 5.500%, due 03/15/2013	62,462
		287,511
Photographic Equipment And Supplies (04%)
110,000	Eastman Kodak Co., 7.250%, due 06/15/2005 (d)	111,918

Plastics Products (02%)
60,000	Rubbermaid, Inc., 6.600%, due 11/15/2006	63,382

Radiotelephone Communications (16%)
175,000	L-3 Communications Corp., 5.875%, due 01/15/2015, (b) Cost — $175,438; Acquired — 11/02/2004	175,438
50,000	Rogers Wireless, Inc., 7.500%, due 03/15/2015, (b) Cost — $50,000; Acquired — 11/19/2004 (c)	53,000
186,000	TeleCorp PCS, Inc., 10.625%, due 07/15/2010	202,750
		431,188
Real Estate Investment Trusts (64%)
165,000	Colonial Realty Limited Partnership, 6.250%, due 06/15/2014	173,759
85,000	Developers Diversified Realty Corp., 3.875%, due 01/30/2009	83,490
170,000	Duke Realty LP, 3.500%, due 11/01/2007	169,609
160,000	Equity One, Inc., 3.875%, due 04/15/2009	155,419
130,000	Health Care Property Investors, Inc., 6.875%, due 06/08/2015 (a)	132,044
200,000	Health Care REIT, Inc., 7.500%, due 08/15/2007	216,520
175,000	Hospitality Properties Trust, 6.750%, due 02/15/2013	193,539
65,000	iStar Financial, Inc., 8.750%, due 08/15/2008	74,179
300,000	Post Apartment Homes LP, 6.850%, due 03/16/2015	301,475
150,000	Senior Housing Properties Trust, 8.625%, due 01/15/2012	172,125
90,000	United Dominion Realty Trust, Inc., 6.500%, due 06/15/2009	97,248
		1,769,407
Refined Petroleum Pipelines (04%)
115,000	TGT Pipeline LLC, 5.200%, due 06/01/2018	110,227

Refuse Systems (05%)
115,000	Allied Waste North America, 8.875%, due 04/01/2008	123,625

Special Purpose Entity (03%)
87,441	PLC Trust, 2.709%, due 03/31/2006, (b) Cost — $87,441; Acquired — 12/12/2003	87,098

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

Steel Foundries (0.6%)
$ 145,000	International Steel Group, Inc., 6.500%, due 04/15/2014	$ 156,237

Tobacco (1.3%)
145,000	DIMON, Inc., 9.625%, due 10/15/2011	159,500
185,000	Universal Corp., 5.200%, due 10/15/2013	184,358
		343,858
Wireless Telecommunication Services (1.1%)
115,000	AT&T Wireless Services, Inc., 8.750%, due 03/01/2031	155,529
125,000	Nextel Communications, Inc., 6.875%, due 10/31/2013	136,250
		291,779
	Total corporate bonds (cost $17,175,816)	18,154,839

FOREIGN GOVERNMENT NOTE/BONDS (1.4%)
215,000	Export-Import Bank Of Korea, 4.500%, due 08/12/2009 (c)	217,065
140,000	United Mexican States, 9.875%, due 02/01/2010 (c)	172,410
	Total foreign government note/bonds (cost $389,723)	389,475

MUNICIPAL BONDS (7.2%)
110,000	Academica Charter Schools, 8.100%, due 08/15/2024, (b) Cost — $110,000; Acquired — 08/18/2004	113,317
95,000	Bay Area Goverment Assn. California Revenue Tax Allocation Note, 4.290%, due 09/01/2009	95,553
175,000	California County TOB Securitization Agency, 7.500%, due 06/01/2019	177,695
130,000	Decatur Hospital Authority, 7.750%, due 09/01/2009	144,018
70,000	Harrisburg PA Rescue and Recovery Revenue Notes, 3.090%, due 11/01/2022	69,667
70,000	Heart of Texas Education Finance Corp., 5.000%, due 02/15/2013	68,311
90,000	Indiana Development Finance Authority, 5.500%, due 01/01/2033	93,018
140,000	Indianapolis IN Refunding Bonds, 3.000%, due 10/15/2005	140,189
140,557	Louisiana Tobacco Settlement Financing Corp., 6.360%, due 05/15/2025	138,531
100,000	New Jersey Economic Development Authority, 3.250%, due 09/15/2006	99,866
505,000	North Carolina Eastern Municipal Power Agency, 7.050%, due 01/01/2007	530,018
185,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, due 06/01/2012	184,384
118,193	South Dakota Educational Enhancement Funding Corp., 6.720%, due 06/01/2025	113,575
	Total municipal bonds (cost $1,918,925)	1,968,142

ASSET BACKED SECURITIES (1.4%)
198,979	Centex Home Equity, Series # 2001-A A6, 6.250%, due 04/25/2031	202,634
115,000	Centex Home Equity, Series # 2004-A AF6, 4.270%, due 01/25/2034	113,927
9,260	Equity One ABS, Inc., Series # 2002-1 AF2, 5.523%, due 08/25/2032	9,415
52,224	Residential Asset Mortgage Products, Inc., Series # 2002RZ3 A4, 4.730%, due 12/25/2031	52,355
	Total asset backed securities (cost $377,356)	378,331

U.S. GOVERNMENT AGENCY ISSUES (2.8%)
275,000	Federal Home Loan Mortgage Corp., 2.850%, due 01/05/2007	272,972
275,000	Federal National Mortgage Assn., 2.750%, due 08/11/2006 (d)	273,326
215,000	Federal National Mortgage Assn., 3.000%, due 12/15/2006	212,496
	Total U.S. government agency issues (cost $765,017)	758,794

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

U.S. TREASURY OBLIGATIONS (0.7%)
$ 196,266	2.000%, due 01/15/2014	$ 203,197
	Total U.S. treasury obligations (cost $203,848)	203,197

MORTGAGE BACKED SECURITIES (14.7%)
261,407	Bank of America Mortgage Securities, Series # 2004-7 5A10, 5.250%, due 08/25/2034	262,160
97,404	Bear Stearns Commercial Mortgage Securities, Series # 1999-C1 A1, 5.910%, due 02/14/2031	101,203
250,000	Bear Stearns Commercial Mortgage Securities, Series # 2002-TOP6 A2, 6.460%, due 10/15/2036	278,560
72,116	Commercial Mortgage Asset Trust, Series # 1999-C1 A1, 6.250%, due 01/17/2032	73,431
115,000	CS First Boston Mortgage Securities Corp., Series # 2001-CKN5 A3, 5.107%, due 09/15/2034	118,738
277,998	Deutsche Mortgage and Asset Receiving Corp., Series # 1998-C1 A2, 6.538%, due 06/15/2031	295,840
21,765	DLJ Commercial Mortgage Corp., Series # 1999-CG3 A1A, 7.120%, due 10/10/2032	23,050
89,488	Federal Home Loan Mortgage Corp., Series # 2407BJ, 6.500%, due 01/15/2032	93,615
165,000	Federal Home Loan Mortgage Corp., Series # 2517VH, 6.000%, due 03/15/2019	173,303
152,497	Federal Home Loan Mortgage Corp., Series # 2614CH, 3.500%, due 12/15/2010	152,831
135,000	Federal Home Loan Mortgage Corp., Series # 2614TD, 3.500%, due 05/15/2016	130,946
97,243	Federal Home Loan Mortgage Corp., Series # 2638KA, 3.000%, due 07/15/2009	97,220
131,819	Federal Home Loan Mortgage Corp., Series # 2638NA, 3.000%, due 02/15/2015	131,470
3,703	Federal Home Loan Mortgage Corp., Gold Pool # C00712, 6.500%, due 02/01/2029	3,894
45,730	Federal Home Loan Mortgage Corp., Gold Pool # C50964, 6.500%, due 05/01/2031	48,044
25,228	Federal Home Loan Mortgage Corp., Gold Pool # C60697, 6.000%, due 11/01/2031	26,104
26,290	Federal Home Loan Mortgage Corp., Gold Pool # G00479, 9.000%, due 04/01/2025	29,315
42,173	Federal Home Loan Mortgage Corp., Gold Pool # G00943, 6.000%, due 07/01/2028	43,728
3,877	Federal National Mortgage Assn., Pool # 062289, 3.696% due 03/01/2028	3,903
11,228	Federal National Mortgage Assn., Pool # 349410, 7.000%, due 08/01/2026	11,955
111,658	Federal National Mortgage Assn., Pool # 545449, 6.500%, due 02/01/2017	118,460
150,000	Federal National Mortgage Assn., Series # 200180, 6.000%, due 07/25/2029	156,779
84,508	Federal National Mortgage Assn., Series # 200318, 4.500%, due 11/25/2014	84,529
220,000	Federal National Mortgage Assn., Series # 200336, 4.500%, due 07/25/2022	221,301
165,000	Federal National Mortgage Assn., Series # 200357, 4.500%, due 12/25/2012	167,418
14,021	First Union — Chase Commercial Mortgage Series # 1999-C2 A1, 6.363%, due 06/15/2031	14,314
152,883	GMAC Commercial Mortgage Securities, Inc., Series # 1999-C1 A1, 5.830%, due 05/15/2033	156,916
16,175	GMAC Commercial Mortgage Securities, Inc., Series # 1999-C2 A1, 6.570%, due 09/15/2033	16,443
485	Government National Mortgage Assn., Pool # 051699, 15.000%, due 07/15/2011	569
2,781	Government National Mortgage Assn., Pool # 354859, 9.000%, due 07/15/2024	3,128
460,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series #2001-CIB3 A2, 6.044%, due 11/15/2035	489,445
465,000	Salomon Brothers Mortgage Securities VII, Series # 2001-C2 A2, 6.168%, due 02/13/2010	497,408
	Total mortgage backed securities (cost $4,032,011)	4,026,020

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT	VALUE

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (6.7%)
$ 100,000	Amsterdam Funding Commercial Paper, 2.355%, due 01/25/2005	$ 99,822
100,000	AIG Sunamerica Global Finance XXV Note, 2.550% due 03/11/2005	100,136
937,000	Bank of New York Institutional Cash Reserve Fund	937,000
100,000	Clipper Receivables Corp. Commercial Paper, 2.356%, due 01/28/2005	99,802
100,000	Fairway Finance Corp. Commercial Paper, 2.355%, due 01/20/2005	99,855
100,000	Ivory Funding Corp. Commercial Paper, 2.364%, due 01/25/2005	99,822
100,000	Liberty Street Funding Corp. Commercial Paper, 2.355%, due 01/28/2005	99,803
100,000	Mane Funding Corp. Commercial Paper, 2.355%, due 01/20/2005	99,858
100,000	Wells Fargo Bank Certificate of Deposit, 2.350%, due 01/28/2005	100,000
100,000	Windmill Funding Corp. Commercial Paper, 2.355%, due 01/24/2005	99,829
	Total investments purchased with cash proceeds from securities lending (cost $1,835,927)	1,835,927

SHORT TERM INVESTMENTS (3.7%)
1,025,000	AIM Liquid Asset Portfolio	1,025,000
	Total short term investments (cost $1,025,000)	1,025,000
	Total investments (cost $27,966,185) (105.7%)	29,000,814
	Liabilities in excess of other assets (5.7%)	(1,553,269)
	Total net assets (100.0%)	$27,447,545

(a)	Variable-Coupon Rate — The rate is the rate in effect as of December 31, 2004.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Foreign security or a U.S. security of a foreign company.
(d)	Securities (partial/entire) out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2004

Government Securities Portfolio

How did the Portfolio perform relative to its benchmarks?

The Government Securities Portfolio returned 2.48% for the year ended December 31, 2004. This compares to 3.48% and 4.70% for the benchmarks Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities (“MBS”) Index, respectively. (1)

What caused the variance in performance between the Portfolio and its benchmarks?

The weighted average duration of the Portfolio was shorter than the benchmark Lehman Brothers Government Bond Index and the Lehman Brothers MBS Index. In addition, the Portfolio maintained a higher weighting to U.S. Treasury securities during the year which underperformed the general mortgage-backed securities sector.

Which portfolio holdings enhanced the Portfolio’s performance?

Two sectors which contributed to the Portfolio’s performance were mortgage pass-throughs and U.S. government agency bonds. Within the MBS sector, the Portfolio maintained holdings of FHLMC 6.50% bonds and FNMA 6.00% bonds during the year. Within the U.S. agency sector, the Portfolio held obligations of the Federal Farm Credit Bank during the year.

Which holdings detracted from performance?

Securities that had a negative impact to Portfolio performance during the year were 5- and 10-year maturity U.S. Treasury securities.

What is your outlook for the rest of fiscal year?

Mortgage convexity will remain a key issue over the coming months. Risk/reward favors a shorter duration mortgage position in this market environment. Implied volatility is at its lowest levels in several years and is biased to spike higher. While housing turnover, over the coming months is likely to be faster than we experienced in 1999—2000, the real driver of mortgage valuations is the longer-term turnover, which could be significantly slower. We expect the Portfolio will continue to stay short the benchmark duration and look to add higher yielding assets with limited extension risk in the short end.

Gregory J. Hahn, CFA	Michael J. Dunlop
Chief Investment Officer	Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Portfolio Manager’s Review (unaudited)	December 31, 2004

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the the 10-year period ended 12/31/04. Past performance is no guarantee of future results.

AVERAGE ANNUAL TOTAL RETURN(1) (as of 12/31/04)

	1 YEAR	5 YEARS	10 YEARS
Government Securities Portfolio	2.48%	6.13%	6.26%
LB Government Index	3.48%	7.48%	7.46%
LB MBS Index	4.70%	7.14%	7.56%

(1)	Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2005. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contractholder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers (“LB”) Government Index is an unmanaged index considered to be representative of bonds issued by the U.S. government or its agencies. The LB Mortgage-Backed Securities (“MBS”) Index is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLMC, including GNMA Graduated Payment Mortgages. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (0.7%)
Insurance (0.7%)
$ 95,000	MGIC Investment Corp., 6.000%, due 03/15/2007	$ 99,816
	Total corporate bonds (cost $94,998)	99,816

MUNICIPAL BONDS (2.3%)
190,000	Alaska Industrial Development & Export Auth., 6.625%, due 05/01/2006	195,803
145,000	Tobacco Settlement Financing Corp., 5.920%, due 06/01/2012	144,517
	Total municipal bonds (cost $334,448)	340,320

ASSET BACKED SECURITIES (7.3%)
75,000	Atlantic City Electric Transition Funding LLC, 2002-1, 5.550%, due 10/20/2023	78,964
20,074	Centex Home Equity, 2001-A, 6.470%, due 07/25/2029	20,401
145,187	Countrywide Asset-Backed Certificates, 2002S1, 5.960%/6.460%, due 11/25/2016 (b)	145,400
70,000	MBNA Credit Card Master Note Trust, 2002—1, 6.800%, due 07/15/2014	77,752
46,726	Residential Asset Mortgage Products, Inc., 2002RZ, 4.730%, due 12/25/2031	46,844
163,916	Residential Asset Securities Corp., 1999KS, 7.150%, due 07/25/2030	166,423
214,685	Residential Asset Securities Corp., 2000KS, 7.810%, due 07/25/2031	221,454
300,000	The Money Store Home Equity Trust, 1998-B, 6.335%, due 08/15/2039	308,176
	Total asset backed securities (cost $1,072,315)	1,065,414

U.S. GOVERNMENT AGENCY ISSUES (12.5%)
250,000	Federal Farm Credit Bank, 6.000%, due 06/14/2012	253,204
500,000	Federal Home Loan Mortgage Corp., 6.250%, due 03/05/2012	523,029
1,000,000	Federal National Mortgage Assn., 5.250%, due 08/01/2012	1,039,247
	Total U.S. government agency issues (cost $1,799,552)	1,815,480

U.S. TREASURY OBLIGATIONS (49.3%)
700,000	2.375%, due 08/31/2006 (a)	693,246
1,500,000	3.875%, due 05/15/2009 (a)	1,522,560
1,300,000	4.000%, due 02/15/2014 (a)	1,282,481
500,000	5.500%, due 02/15/2008 (a)	532,930
2,000,000	11.250%, due 02/15/2015	3,144,454
	Total U.S. treasury obligations (cost $7,073,703)	7,175,671

MORTGAGE BACKED SECURITIES (23.7%)
24,350	Bear Stearns Commercial Mortgage Securities, Pool # 0C10A1, 5.910%, due 02/14/2031	25,300
76,924	Commercial Mortgage Asset Trust, Pool # 1999CA, 6.250%, due 01/17/2032	78,327
59,853	DLJ Commercial Mortgage Corp., Pool # 1999CG, 7.120%, due 10/10/2032	63,387
58,933	Federal Home Loan Mortgage Corp., Pool # 002692, 5.000%, due 10/15/2022	57,866
813,530	Federal Home Loan Mortgage Corp., Pool # 2407BJ, 6.500%, due 01/15/2032	851,045
31,478	Federal Home Loan Mortgage Corp., Gold Pool # C01131, 6.500%, due 01/01/2031	33,080
33,049	Federal Home Loan Mortgage Corp., Gold Pool # C01148, 6.500%, due 02/01/2031	34,730
97,336	Federal Home Loan Mortgage Corp., Gold Pool # C01184, 6.500%, due 06/01/2031	102,262
90,079	Federal Home Loan Mortgage Corp., Gold Pool # C01186, 6.000%, due 06/01/2031	93,209
36,957	Federal Home Loan Mortgage Corp., Gold Pool # C28063, 6.500%, due 07/01/2029	38,847
17,246	Federal Home Loan Mortgage Corp., Gold Pool # C29168, 6.500%, due 07/01/2029	18,129
6,294	Federal Home Loan Mortgage Corp., Gold Pool # D66012, 7.000%, due 11/01/2025	6,704
5,612	Federal Home Loan Mortgage Corp., Gold Pool # E00441, 7.500%, due 07/01/2011	5,954

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MORTGAGE BACKED SECURITIES (continued)
$ 100,000	Federal National Mortgage Assn., Pool # 200180, 6.000%, due 07/25/2029	$ 104,519
494,046	Federal National Mortgage Assn., Pool # 200491, 4.500%, due 05/25/2029	497,855
227,432	Federal National Mortgage Assn., Pool # 253845, 6.000%, due 06/01/2016	238,540
37,194	Federal National Mortgage Assn., Pool # 254091, 6.000%, due 12/01/2031	38,523
6,292	Federal National Mortgage Assn., Pool # 303780, 7.000%, due 03/01/2026	6,703
35,324	Federal National Mortgage Assn., Pool # 320582, 6.500%, due 01/01/2011	37,515
78,438	Federal National Mortgage Assn., Pool # 336290, 6.500%, due 04/01/2011	83,306
38,105	Federal National Mortgage Assn., Pool # 535837, 6.000%, due 04/01/2031	39,467
140,370	Federal National Mortgage Assn., Pool # 545449, 6.500%, due 02/01/2017	148,921
8,230	Federal National Mortgage Assn., Pool # 609583, 6.000%, due 11/01/2031	8,524
234,362	Federal National Mortgage Assn., Pool # 645649, 6.000%, due 06/01/2017	245,795
34,167	Federal National Mortgage Assn. Grantor Trust, Pool # 1999T2, 7.500%, due 01/19/2029	36,608
75,000	First Union National Bank Commercial Mortgage, Pool # 1999C4, 7.390%, due 12/15/2031	85,047
17,330	GMAC Commercial Mortgage Securities, Inc., Pool # 1999C2, 6.570%, due 09/15/2033	17,618
3,782	Government National Mortgage Assn., Pool # 119896, 13.000%, due 11/15/2014	4,365
55,645	Government National Mortgage Assn., Pool # 408675, 7.500%, due 01/15/2026	59,947
13,972	Housing Securities, Inc., Pool # 002-A1, 6.500%, due 07/25/2009	13,956
365,157	JP Morgan Commercial Mortgage Finance Corp., Pool # 2000C9, 7.590%, due 10/15/2032	379,105
	Total mortgage backed securities (cost $3,425,781)	3,455,154

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (22.5%)
200,000	Amsterdam Funding Commercial Paper, 2.355%, due 01/25/2005	199,645
2,273,000	Bank of New York Institutional Cash Reserve Fund	2,273,000
200,000	Clipper Receivables Corp. Commercial Paper, 2.356%, due 01/28/2005	199,605
200,000	Fairway Finance Corp. Commercial Paper, 2.355%, due 01/20/2005	199,710
200,000	Mane Funding Corp. Commercial Paper, 2.355%, due 01/20/2005	199,715
200,000	Windmill Funding Corp. Commercial Paper, 2.355%, due 01/24/2005	199,658
	Total investments purchased with cash proceeds from securities lending (cost $3,271,333)	3,271,333

SHORT TERM INVESTMENTS (3.5%)
516,000	AIM Liquid Asset Portfolio	516,000
	Total short term investments (cost $516,000)	516,000

	Total investments (cost $17,588,130) (121.8%)	17,739,188
	Liabilities in excess of other assets (21.8%)	(3,174,636)
	Total net assets (100.0%)	14,564,552
(a)	Securities (entire/partial) out on loan.
(b)	STEP — Bonds where the coupon increases or steps up at a predetermined rate.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2004

Money Market Portfolio

The U.S. economy saw a modest recovery in 2004, with the 3rd quarter GDP number indicating a 4% annualized growth, enough to prompt the Fed to raise short-term interest rates. The Fed raised rates 25 bps at each of the last five meetings starting in June, with the Fed Funds rate reaching 2.25% by December. Throughout the year, the bond market has been pricing in the Fed rate hikes earlier and yields in the front end have risen steadily.

The money market yield curve (1-month to 1-year) steepened in the first half of the year by 77 bps. However, as the Fed started raising rates the money market yield curve started to flatten with the 1-month to 1-year yield differential reducing by 40 bps in the latter half of 2004.

With the yield curve flattening and further rate hikes in the pipeline, we have steadily reduced the duration of the Portfolio to 25.4 days as of year end. At year-end, we have 88% of the Portfolio invested in securities with 60 days maturities or less. We have approximately 39% of the Portfolio allocated to Variable Rate Demand Notes (VRDNs) which have floating rate coupons that reset weekly , thereby reducing the interest rate risk of the investment. In this rising interest rate environment, coupons of VRDNs should reset to a higher rate as rates move up. Also, these bonds are putable at par and they offer higher yields versus 1-week Tier-1 Non-Asset-Backed paper. As of December 31, 2004 the weighted average maturity of the Portfolio was 25.4 days (0.07 years) and the weighted average yield to maturity of the Portfolio was 2.334%.

We expect the Fed to keep their "measured" pace of rate hikes until rates achieve a level where economic growth is balanced against the risk of inflation. Therefore, we intend to maintain the short duration of the Portfolio, adding yield by increasing exposure to VRDNs and investment grade corporate securities (while keeping this sector below 5%). Once we believe that the interest rates have risen to levels we perceive as more representative of the current economic scenario, we will start lengthening the portfolio duration to take advantage of the higher yields.

Gregory J. Hahn, CFA
Chief Investment Officer
40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (6.4%)
Capital Markets (1.2%)
$ 400,000	Goldman Sachs Group, Inc., 7.500%, due 01/28/2005	$ 401,777
Motor Vehicles And Passenger Car Bodies (2.2%)
500,000	DaimlerChrysler NA Holding Corp., 7.400%, due 01/20/2005	501,494
235,000	Ford Motor Credit Co., 7.750%, due 03/15/2005	237,470
		738,964
Real Estate (1.4%)
490,000	Kuehn Enterprises LLC, 2.420%, due 01/07/2005 (a)(b)	490,000

Trusts, Except Educational, Religious, And Charitable (1.6%)
545,000	Cunat Capital Corp., 2.710%, due 01/30/2005 (a)(b)	545,000
	Total corporate bonds (cost $2,175,741)	2,175,741

MUNICIPAL BONDS (38.6%)
100,000	ABAG Financial Authorities for Nonprofit Corps, 2.660%, due 01/07/2005 (a)(b) (CS: Federal National Mortgage Assn.)	100,000
1,400,000	California Housing Finance Agency, 2.420%, due 01/07/2005 (a)(b)	1,400,000
500,000	City of Wilkes-Barre PA, 6.250%, due 03/01/2005 (CS: Ambac Financial Group)	503,959
100,000	Colorado Housing & Finance Authority, 2.420%, due 01/07/2005 (a)(b)
	(CS: Federal National Mortgage Assn.)	100,000
1,000,000	Colorado Housing & Finance Authority, 2.420%, due 01/07/2005 (a)(b) (SPA: Dexia Credit Local)	1,000,000
1,000,000	Los Angeles County California Pension Obligation Taxable, 6.770%, due 06/30/2005 (CS: MBIA, Inc.)	1,020,331
900,000	Louisiana Public Facilities Authority, 2.500%, 01/07/2005 (a)(b)	900,000
1,395,000	Philadelphia Authority For Industrial Development, 2.510%, due 01/07/2005 (a)(b)	1,395,000
805,000	St. Francis Healthcare Foundation Hawaii, 3.000%, due 01/07/2005 (a)(b) (LOC: First Hawaiian Bank)	805,000
1,000,000	St. John's County Florida Industrial Development Authority, 2.420%, due 01/07/2005 (a)(b)
	(LOC: Allied Irish Bank PLC)	1,000,000
2,000,000	Student Loan Finance Association, 2.390%, due 01/30/2005 (a)(b)	2,000,000
150,000	Township of Woodbridge New Jersey, 2.250%, due 03/15/2005 (CS: MBIA, Inc.)	150,237
1,000,000	University of Minnesota, 2.420%, due 01/07/2005 (a)(b)	1,000,000
1,000,000	Utah Housing Finance Agency, 2.420%, due 01/07/2005 (a)(b) (SPA: Bayerische Landesbank)	1,000,000
140,000	Weslaco Texas Economic Development Corp., 2.500%, due 02/15/2005 (CS: MBIA, Inc.)	140,178
500,000	Westminster Colorado Economic Development Authority, 2.500%, due 01/07/2005 (a)(b) (LOC: HSH Nordbank)	500,000
	Total municipal bonds (cost $13,014,705)	13,014,705

U.S. GOVERNMENT AGENCY ISSUES (11.8%)
3,000,000	Federal Home Loan Bank, 2.310%, due 02/09/2005	2,992,493
1,000,000	Federal National Mortgage Assn., 2.320%, due 02/14/2005	997,164
	Total U.S. government agency issues (cost $3,989,657)	3,989,657

COMMERCIAL PAPER (47.1%)
Air Freight & Logistics (3.0%)
1,000,000	United Parcel Service, Inc., 1.800%, due 01/03/2005	999,900

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2004
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Automobiles (3.0%)
$ 1,000,000	BMW U.S. Capital, 2.200%, due 01/03/2005	$ 999,878

Banks (8.9%)
1,000,000	Lloyds TSB Bank PLC, 2.030%, due 01/03/2005	996,166
1,000,000	Rabobank USA, 2.170%, due 01/03/2005	999,879
1,000,000	UBS Americas, 2.200%, due 01/03/2005	999,878
		2,995,923
Cosmetics & Toiletries (3.0%)
1,000,000	Gillette Co., 2.120%, due 01/03/2005	999,882

Insurance (5.9%)
1,000,000	Genworth Financial, Inc., 2.370%, due 02/08/2005	997,498
1,000,000	MGIC Investment Corp., 2.360%, due 01/18/2005	998,886
		1,996,384
Oil & Gas (5.9%)
1,000,000	BP Capital Markets, 2.100%, due 01/03/2005	999,883
1,000,000	Statoil, 2.350%, due 01/24/2005	998,499
		1,998,382
Pharmaceuticals (2.9%)
1,000,000	Pfizer, Inc., 2.050%, due 04/01/2005	994,875

Schools (3.0%)
1,000,000	Harvard University, 2.100%, due 01/03/2005	999,883

Security Brokers (5.6%)
908,000	JP Morgan Chase, 2.100%, due 03/21/2005	903,816
1,000,000	Morgan Stanley, 2.340%, due 01/18/2005	998,895
		1,902,711
Telecommunications (2.9%)
1,000,000	SBC Communications, 2.350%, due 02/14/2005	997,128

Utilities (3.0%)
1,000,000	National Rural Utilities, 2.350%, due 01/24/2005	998,498
	Total commercial paper (cost $15,883,444)	15,883,444

SHORT TERM INVESTMENTS (1.7%)
567,000	AIM Liquid Asset Portfolio	567,000
	Total short term investments (cost $567,000)	567,000
	Total investments (cost $35,630,547) (105.6%)	35,630,547
	Liabilities in excess of other assets (5.6%)	(1,875,518)
	Total net assets (100.0%)	$33,755,029

(a)	Variable Coupon Rate — The rate reported is the rate in effect as of December 31, 2004.
(b)	Maturity date represents first available put date.
CS	— Credit Support.
LOC	— Letter of Credit.
SPA	— Standby Purchase Agreement.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2004

(1) GENERAL

40|86 Series Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust is a “series” type of mutual fund which issues separate series of shares, each of which currently represents a separate portfolio of investments. The Trust consists of seven series (“Portfolios”) each with its own investment objective and investment policies. The Portfolios are the Focus 20, Equity, Balanced, High Yield, Fixed Income, Government Securities and Money Market. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity and variable life contracts.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME

The investments in each Portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

Portfolio	Cost	Value	% of Net Assets
Balanced Portfolio— bonds	$1,193,687	$1,239,940	2.64%
High Yield Portfolio—bonds	3,327,763	3,444,411	38.81%
Fixed Income Portfolio —bonds	2,551,538	2,625,901	9.57%

These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144A of the Securities Act of 1933. In addition, 40|86 Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), which serves as investment adviser to the Portfolios, has determined that the securities are liquid securities through a procedure approved by the Board of Trustees of the Trust (the “Trustees”).

The Trustees determined that the Money Market Portfolio will value investments at amortized cost, which is conditioned on the Trust’s compliance with certain conditions contained in Rule 2a-7 of the Act. The Adviser of the Trust continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

In all Portfolios of the Trust, except for the Money Market Portfolio, securities that are traded on stock exchanges, excluding the NASDAQ national market system, are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price (“NOCP”). Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices obtained from a pricing service or brokers. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Debt securities with maturities of sixty (60) days or less are valued at amortized cost that approximates value.

Under the direction of the Trustees, the Adviser may use a practice known as fair value pricing under certain circumstances. These may include, but are not limited to, securities and assets for which market quotations are not readily avaiable, situations where events occur after an exchange closes are likely to affect the value of the security or the Adviser deems that the market price is not reflective of a security’s appropriate price. The Adviser may consider many factors when determining fair values, including but not limited to, the type of security, the financial statements of the issuer, the cost at date of purchase, the size of holdings and information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers with respect to the security. These general and specific factors listed do not provide all the criteria, which may be considered when using the fair value method. When using the fair value method, the Adviser will take into consideration all indications of value available to them in determining the “fair value” assigned to a particular security.

If an investment owned by a Portfolio experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Portfolio’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Portfolio evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

FEDERAL INCOME TAXES

Each Portfolio is treated as a separate taxable entity for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Trust intends to distribute substantially all taxable income and net realized gains to shareholders annually, and otherwise comply with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period the difference arises.

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2004

On the Statement of Assets and Liabilities, the following reclassifications were made:

Portfolio	Accumulated Net Realized Gain (Loss)	Undistributed Investment Income	Paid-in Capital
Focus 20	$35,223	$5,166	$(40,389)
Equity	(2,693)	2,693	—
Balanced	1,358	2,371	(3,729)
High Yield	(27,545)	12,531	15,014
Fixed Income	(1,264)	4,173	(2,909)
Government Securities	550	(550)	—

DIVIDENDS TO SHAREHOLDERS

Dividends are declared and reinvested from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Government Securities, Fixed Income and High Yield Portfolios, on a quarterly basis in the Balanced Portfolio and on an annual basis in the Focus 20 and Equity Portfolios. Distributions of net short-term capital gains and losses are declared and reinvested on an annual basis as a component of net realized gains (losses).

Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may effect per-share allocation between net investment income and realized and unrealized gains (losses). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Portfolio or Portfolios to which such gains are attributable.

SECURITIES LENDING

The Portfolios have entered into a Securities Lending Agreement (the “Agreement”) with the Bank of New York. Under terms of the Agreement, the Portfolios may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral is invested in short-term securities or variable rate bonds and Certificates of Deposit that are included in the respective Portfolio’s Schedule of Investments.

At December 31, 2004, the Equity, Balanced, Fixed Income and Government Securities Portfolios had securities with a market value of $38,439,883, $7,319,091, $1,799,323, and $4,038,117, respectively, on loan (included within Investments in securities in the Statements of Assets and Liabilities) and had received $39,482,903, $7,529,373, $1,835,927 and $4,113,548, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities lending income in the Statements of Operations. For the year ended December 31, 2004, the securities lending income totaled $42,373, $9,627, $7,477, and $16,099, respectively.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolios could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Adviser provides investment advice and, in general, supervises the Trust’s management and investment program, furnishes office space, prepares Portfolio reports for the Trust, monitors Portfolio compliance by the Trust in its investment activities and pays compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

Under the Investment Advisory Agreement, the Adviser receives an investment advisory fee based on the daily net asset value at an annual rate of 0.70 percent for the Focus 20 and High Yield Portfolios, 0.65 percent for the Equity and Balanced Portfolios, and 0.50 percent for the Fixed Income, Government Securities, and Money Market Portfolios. The Adviser has voluntarily reduced its advisory fee to 0.25 percent of the average daily net assets of the Money Market Portfolio. The total fees incurred for such services were $1,851,251 for the year ended December 31, 2004.

The Adviser has entered into Subadvisory Agreements for the management of the investments in the Focus 20 Portfolio, Equity Portfolio and the equity portion of the Balanced Portfolio. The Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Focus 20 Portfolio is Oak Associates, ltd. The Subadviser for the Equity Portfolio and the equity portion of the Balanced Portfolio is Chicago Equity Partners, LLC.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Portfolios through April 30, 2005 to the extent that the ratio of expenses to net assets on an annual basis exceed the following:

Portfolio
Focus 20	1.15%
Equity	1.10%
Balanced	1.10%
High Yield	1.15%
Fixed Income	0.95%
Government Securities	0.95%
Money Market	0.45%

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2004

The Adviser may discontinue these contractual limits at any time after April 30, 2005. After this date the Adviser may elect to continue, modify, or terminate the limitation on Portfolio operating expenses. Further, under the terms of this agreement any Portfolio expenses waived or reimbursed may be recouped by the Adviser from the Portfolio to the extent actual operating expenses for a period are less than the expense limitation caps. The Adviser may only be entitled to recoup such amounts for a period of three years from the fiscal year that they were waived or reimbursed. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	December 31,
	2005	2006	2007
Focus 20	$19,034	$4,298	$1,349
Equity	98,019	64,540	42,025
Balanced	49,725	21,956	18,765
High Yield	22,304	8,570	8,536
Fixed Income	36,301	20,431	8,208
Government Securities	10,671	31,927	—
Money Market	335,352	237,653	103,777

ADMINISTRATIVE AGREEMENT

Conseco Services, LLC (the “Administrator”), a wholly-owned subsidiary of Conseco, supervises the preparation and filing of regulatory documents required for compliance by the Portfolios with applicable laws and regulations, supervises the maintenance of books and records of the Portfolios and provides other general and administrative services. Effective May 1, 2001, the Administrator receives an annual fee, for providing these services, equal to 0.15 percent for the first $200 million of average daily net assets of the Trust; 0.10 percent of the next $300 million of average daily net assets of the Trust; and 0.08 percent of the average daily net assets in excess of $500 million of the Trust. The total fees under this Agreement for the year ended December 31, 2004 were $401,623. The Administrator has contractually agreed to waive its administration fee and/or reimburse the Portfolios through April 30, 2005 to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated above for the Investment Advisory Agreement. The Administrator may discontinue these contractual limits at any time after April 30, 2005.

DISTRIBUTION AGREEMENT

Conseco Equity Sales, Inc. (the “Distributor”), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for each Portfolio pursuant to an Underwriting Agreement, approved by the Trustees. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Portfolio will be continuously offered to life insurance company separate accounts to fund the benefits under variable annuity and variable life contracts. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as, any advertising or sales literature.

The Trust adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the “Plan”), dated May 1, 2001, for the Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges. Pursuant to the Plan, a Portfolio may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of shares of the Portfolio and for account maintenance provided to shareholders. The Plan authorizes payments to the Distributor at 0.25 percent annually of each Portfolio’s average daily net assets. The Plan provides for periodic payments by the Distributor to financial intermediaries for providing shareholder services to accounts that hold shares and for promotional and other sales related costs. The total fees incurred by the Trust for such services for the year ended December 31, 2004, were $659,576.

4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the aggregate proceeds from sales of investments for year ended December 31, 2004 are shown below:

	FOCUS 20 PORTFOLIO	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO
Purchases:
U.S. Government	$—	$—	$11,257,791	$—	$23,493,641	$41,920,627
Other	1,195,724	138,189,373	32,679,490	15,850,518	40,511,979	301,487
Sales:
U.S. Government	$—	$—	$11,722,256	$—	26,696,443	$46,231,985
Other	4,393,016	162,306,452	37,681,565	$16,424,500	$42,848,301	2,352,318

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2004

5. FEDERAL INCOME TAXES

The following information for the Portfolios is presented on an income tax basis as of December 31, 2004:

	FOCUS 20 PORTFOLIO	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO
Cost of investments (a)	$1,484,177	$169,008,020	$47,570,642	$8,290,633	$28,018,993	$17,588,786
Gross unrealized appreciation	$35,362	$38,412,742	$6,744,657	$465,693	$1,104,954	$235,880
Gross unrealized depreciation	(46,959)	(532,846)	(584,934)	(43,956)	(123,133)	(85,478)
Net unrealized appreciationon investments:	$8,403	$37,879,896	$6,159,723	421,737	$981,821	$150,402

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.

As of December 31, 2004, the components of accumulated earnings (deficit) on a tax basis were:

	FOCUS 20 PORTFOLIO	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO
Distributable ordinary income	$107,534	$—	$—	$131,312	$—	$1,275	$9,296
Distributable long-term gains	—	15,930,340	—	323,316	—	—	—
Accumulated earnings	107,534	15,930,340	—	454,628	—	1,275	9,296
Accumulated capital and post- October losses	(274,917)	(28,393,992)	(13,845,300)	(530,199)	(869,533)	(216,567)	(9,296)
Unrealized appreciation	88,403	37,879,896	6,159,723	421,737	981,821	150,402	—
Total accumulated earnings (deficit)	$(78,980)	$25,416,244	$(7,685,577)	$346,166	$112,288	$(64,890)	$—

The tax character of dividends paid during the years ended December 31, 2004 and December 31, 2003 were as follows:

	FOCUS 20 PORTFOLIO	EQUITY PORTFOLIO	BALANCED PORTFOLIO	HIGH YIELD PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO
Ordinary Income dividends
December 31, 2004	$—	$546,828	$919,319	$888,049	$1,327,299	$630,280	$362,228
December 31, 2003	—	371,095	1,040,088	565,486	1,849,081	1,190,887	491,400
Long-term capital gain distributions
December 31, 2004	$—	$590,150	$—	$140,663	$—	$—	$—
December 31, 2003	—	—	—	—	—	172,058	—

As of December 31, 2004, the following Portfolios have capital loss carryforwards available to offset capital gains in the future, if any:

	AMOUNT	EXPIRES
Balanced Portfolio	$1,887,956	2010
Balanced Portfolio	1,556,918	2011
Fixed Income Portfolio	435,737	2010
Government Securities Portfolio	200,502	2012
Money Market Portfolio	4,462	2010
Money Market Portfolio	80	2011
Money Market Portfolio	4,754	2012

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2004

As of the tax year end December 31, 2004, the following Portfolios had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	AMOUNT	EXPIRES
Focus 20 Portfolio	$201,943	2009
Focus 20 Portfolio	40,389	2010
Equity Portfolio	22,371,666	2009
Equity Portfolio	6,022,326	2010
Balanced Portfolio	2,444,046	2009
Balanced Portfolio	7,956,380	2010
High Yield Portfolio	71,041	2009
High Yield Portfolio	420,330	2010
High Yield Portfolio	38,828	2011
Fixed Income Portfolio	433,796	2010

Net realized gains or losses may differ from Federal income tax purposes primarily as a result of wash sales and post-October losses which may not be recognized for tax purposes until the first of the following fiscal year. Such amounts may be used to offset future capital gains.

The following summarizes the amount of post-October losses deferred, on a tax basis, for the year ended December 31, 2004.

AMOUNT
Focus 20 Portfolio	$32,585
Government Securities Portfolio	15,644

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contacts with its vendors and others that may provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

7. SUBSEQUENT EVENT

On February 17, 2005, the Board voted to approve the Plan of Liquidation of the Focus 20 Portfolio. The Board authorized the officers of the Trust to prepare and file the necessary Proxy Materials to call a Special Meeting of Shareholders to approve the Plan of Liquidation to liquidate the assets of the Focus 20 Portfolio and distribute the liquidation proceeds to the Focus 20 Portfolio's shareholders.

40|86 Series Trust	Annual Report
Financial Highlights	December 31, 2004
For a share outstanding through the each year or period ended December 31,

	FOCUS 20 PORTFOLIO
	2004	2003	2002	2001	2000 (c)
Net asset value per share, beginning of period	$3.35	$2.18	$4.58	$8.48	$10.00
Income from investment operations:
Net investment income (loss)	(0.01)	(0.01)	(0.03)	(0.02)	0.02
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	(0.09)	1.18	(2.37)	(3.88)	(1.52)
Total income (loss) from investment	(0.10)	1.17	(2.40)	(3.90)	(1.50)
Distributions:
Dividends from net investment income	—	—	—	—	(0.02)
Distributions of net realized gains	—	—	—	—	—
Total distributions	—	—	—	—	(0.02)
Net asset value per share, end of period	$3.25	$3.35	$2.18	$4.58	$8.48
Total return (a)(b)(d)	(2.99%)	53.67%	(52.40%)	(46.00%)	(15.04%)

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$1,566	$5,099	$898	$3,062	$3,681
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement and recoveries	1.20%	1.30%	1.96%	1.10%	0.90%
After expense reimbursement and recoveries	1.15%	1.15%	1.15%	1.09%	0.90%
Ratio of net investment income (loss) to average net assets (b)(e)	(0.14%)	(0.55%)	(0.57%)	(0.34%)	0.33%
Portfolio turnover rate (d)	44.78%	179.09%	412.37%	280.48%	351.37%

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)	The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2005.
(c)	For the period from May 4, 2000 (commencement of operations) through December 31, 2000.
(d)	Not annualized for periods of less than one full year.
(e)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights	December 31, 2004
For a share outstanding through the each year ended December 31,

	EQUITY PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$20.42	$14.92	$17.30	$19.43	$23.18
Income from investment operations:
Net investment income (loss)	0.08	0.06	0.06	0.07	0.00(c )
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	4.20	5.49	(2.38)	(2.07)	0.63
Total income (loss) from investment	4.28	5.55	(2.32)	(2.00)	0.63
Distributions:
Dividends from net investment income	(0.08)	(0.05)	(0.06)	(0.07)	(0.00)(c )
Distributions of net realized gains	(0.09)	—	—	(0.06)	(4.38)
Total distributions	(0.17)	(0.05)	(0.06)	(0.13)	(4.38)
Net asset value per share, end of period	$24.53	$20.42	$14.92	$17.30	$19.43
Total return (a)(b)	20.94%	37.17%	(13.42%)	(10.30%)	2.71%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$168,901	$165,798	$148,881	$233,983	$309,201
Ratio of expenses to average net assets (b):
Before expense reimbursement and recoveries	1.13%	1.14%	1.15%	1.02%	0.81%
After expense reimbursement and recoveries	1.10%	1.10%	1.10%	1.02%	0.78%
Ratio of net investment income (loss) to average net assets (b)	0.38%	0.28%	0.32%	0.38%	(0.02%)
Portfolio turnover rate	89.43%	106.74%	101.94%	132.69%	431.14%
__________

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)	The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2005.
(c)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights	December 31, 2004
For a share outstanding through the each year ended December 31,

	BALANCED PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$12.35	$10.25	$12.16	$13.45	$14.65
Income from investment operations:
Net investment income (loss)	0.26	0.27	0.36	0.40	0.43
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	1.07	2.09	(1.91)	(1.29)	0.67
Total income (loss) from investment	1.33	2.36	(1.55)	(0.89)	1.10
Distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.36)	(0.40)	(0.43)
Distributions of net realized gains	—	—	—	(0.00)(c )	(1.87)
Total distributions	(0.26)	(0.26)	(0.36)	(0.40)	(2.30)
Net asset value per share, end of period	$13.42	$12.35	$10.25	$12.16	$13.45
Total return (a)(b)	10.84%	23.29%	(12.87%)	(6.60%)	7.29%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$47,056	$48,282	$44,455	$71,635	$75,355
Ratio of expenses to average net assets (b):
Before expense reimbursement and recoveries	1.14%	1.15%	1.18%	1.04%	0.83%
After expense reimbursement and recoveries	1.10%	1.10%	1.10%	1.04%	0.78%
Ratio of net investment income (loss) to average net assets (b)	2.03%	2.27%	3.11%	3.16%	2.77%
Portfolio turnover rate	97.35%	99.96%	180.27%	238.63%	334.36%

__________

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)	The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2005.
(c)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights	December 31, 2004
For a share outstanding through the each year or period ended December 31,

	HIGH YIELD PORTFOLIO
	2004	2003	2002	2001	2000 (c)
Net asset value per share, beginning of period	$10.53	$8.86	$9.28	$10.07	$10.00
Income from investment operations:
Net investment income (loss)	0.71	0.67	0.86	1.10	0.24
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	0.37	1.68	(0.42)	(0.78)	0.07
Total income (loss) from investment	1.08	2.35	0.44	0.32	0.31
Distributions:
Dividends from net investment income	(0.70)	(0.68)	(0.86)	(1.11)	(0.24)
Distributions of net realized gains	(0.51)	—	—	—	—
Total distributions	(1.21)	(0.68)	(0.86)	(1.11)	(0.24)
Net asset value per share, end of period	$10.40	$10.53	$8.86	$9.28	$10.07
Total return (a)(b)(d)	10.69%	27.38%	5.47%	3.17%	3.20%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$8,876	$10,941	9,202	$7,091	$4,040
Ratio of expenses to average net assets (b)(e):
Before expense reimbursement and recoveries	1.24%	1.25%	1.47%	1.11%	0.90%
After expense reimbursement and recoveries	1.15%	1.15%	1.15%	1.11%	0.90%
Ratio of net investment income (loss) to average net assets (b)(e)	6.53%	6.53%	8.95%	11.12%	3.31%
Portfolio turnover rate (d)	176.55%	125.73%	257.92%	232.18%	1.02%
__________

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)	The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2005.
(c)	For the period from June 13, 2000 (commencement of operations) through December 31, 2000.
(d)	Not annualized for periods of less than one full year.
(e)	Annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights	December 31, 2004
For a share outstanding through the each year ended December 31,

	FIXED INCOME PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$10.08	$9.66	$9.88	$9.63	$9.39
Income from investment operations:
Net investment income (loss)	0.44	0.46	0.58	0.59	0.65
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	0.02	0.42	(0.13)	0.25	0.24
Total income (loss) from investment	0.46	0.88	0.45	0.84	0.89
Distributions:
Dividends from net investment income	(0.44)	(0.46)	(0.58)	(0.59)	(0.65)
Distributions of net realized gains	—	—	(0.09)	—	—
Total distributions	(0.44)	(0.46)	(0.67)	(0.59)	(0.65)
Net asset value per share, end of period	$10.10	$10.08	$9.66	$9.88	$9.63
Total return (a)(b)	4.74%	9.33%	4.68%	8.84%	9.87%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$27,448	$35,068	$41,957	$60,649	$37,433
Ratio of expenses to average net assets (b):
Before expense reimbursement and recoveries	0.98%	1.00%	1.02%	0.91%	0.67%
After expense reimbursement and recoveries	0.95%	0.95%	0.95%	0.91%	0.67%
Ratio of net investment income (loss) to average net assets (b)	4.40%	4.61%	5.86%	5.96%	6.87%
Portfolio turnover rate	226.26%	306.65%	370.92%	515.02%	280.73%

__________

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)	The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assetsexceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2005.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights	December 31, 2004
For a share outstanding through the each year ended December 31,

	GOVERNMENT SECURITIES PORTFOLIO
	2004	2003	2002	2001	2000
Net asset value per share, beginning of period	$11.70	$12.04	$11.70	$11.54	$10.96
Income from investment operations:
Net investment income (loss)	0.40	0.42	0.47	0.54	0.66
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	(0.11)	(0.25)	0.60	0.16	0.58
Total income (loss) from investment	0.29	0.17	1.07	0.70	1.24
Distributions:
Dividends from net investment income	(0.40)	(0.42)	(0.47)	(0.54)	(0.66)
Distributions of net realized gains	—	(0.09)	(0.26)	—	—
Total distributions	(0.40)	(0.51)	(0.73)	(0.54)	(0.66)
Net asset value per share, end of period	$11.59	$11.70	$12.04	$11.70	$11.54
Total return (a)(b)	2.48%	1.36%	9.33%	6.13%	11.71%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$14,565	$22,791	$41,676	$31,267	$18,833
Ratio of expenses to average net assets (b):
Before expense reimbursement and recoveries	0.94%	1.04%	0.99%	0.91%	0.66%
After expense reimbursement and recoveries	0.95%	0.95%	0.95%	0.91%	0.66%
Ratio of net investment income (loss) to average net assets (b)	3.29%	3.32%	3.78%	4.60%	5.89%
Portfolio turnover rate	250.46%	175.15%	174.37%	199.41%	69.31%

__________

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)	The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2005.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights	December 31, 2004
For a share outstanding through the each year ended December 31,

	MONEY MARKET PORTFOLIO
	2004	2003	2002		2001	2000
Net asset value per share, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income (loss)	0.01	0.01	0.01		0.04	0.06
Net realized gains (losses) and change in unrealized appreciation or depreciation on investments	0.00 (c)	—	(0.00	)(c)	0.00 (c)	—
Total income (loss) from investment	0.01	0.01	0.01		0.04	0.06
Distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.01)		(0.04)	(0.06)
Distributions of net realized gains	—	—	—		—
Total distributions	(0.01)	(0.01)	(0.01)		(0.04)	(0.06)
Net asset value per share, end of period	$1.00	$1.00	$1.00		$1.00	$1.00
Total return (a)(b)	0.93%	0.63%	1.24%		3.97%	6.08%

Ratios/supplemental data:
Net assets (dollars in thousands), end of period	$33,755	$41,965	$95,767		$129,530	$96,616
Ratio of expenses to average net assets (b):
Before expense reimbursement and recoveries	0.71%	0.76%	0.73%		0.72%	0.66%
After expense reimbursement and recoveries	0.45%	0.45%	0.45%		0.43%	0.41%
Ratio of net investment income (loss) to average net assets (b)	1.16%	0.64%	1.23%		3.74%	5.98%

__________

(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)	The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2005.
(c)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Report of Independent Registered Public Accounting Firm	December 31, 2004

To the Board of Trustees and Shareholders of 40|86 Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Focus 20 Portfolio, Equity Portfolio, Balanced Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio (seven portfolios constituting 40|86 Series Trust, hereafter referred to as the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 7, on February 7, 2005, the Board of Trustees voted to approve a Plan of Liquidation of the Focus 20 Portfolio.

Indianapolis, Indiana
February 28, 2005

40|86 Series Trust	Annual Report
Board of Trustees and Officers (unaudited)	December 31, 2004

Name, Address and Age	Position Held With Trust	Principal Occupation(s) During Past 5 Years

David N. Walthall (59) 11825 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since March 2004 and Trustee Since December 1998
Principal, Walthall Asset Management. Former President, Chief Executive Officer and Director of Lyrick Corporation. Formerly, President and CEO, Heritage Media Corporation. Formerly, Director, Eagle National Bank. Chairman of the Board and Trustee of one other mutual fund managed by the Adviser.

Gregory J. Hahn* (44) 11825 N. Pennsylvania St. Carmel, IN 46032	President Since September 2003 and Trustee Since January 2001
Chartered Financial Analyst. Chief Investment Officer and Senior Vice President, Adviser. Portfolio Manager of the fixed income portion of Balanced and Fixed Income Funds. President, Trustee and portfolio manager of one other mutual fund managed by the Adviser.

Harold W. Hartley (81) 11825 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 1993	Chartered Financial Analyst. Director, Ennis Business Forms, Inc. Retired, Executive Vice President, Tenneco Financial Services, Inc. Trustee of one other mutual fund managed by the Adviser.

Dr. R. Jan LeCroy (73) 11825 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 1993	Director, Southwest Securities Group, Inc. Retired, President, Dallas Citizens Council. Trustee of one other mutual fund managed by the Adviser.

Diana H. Hamilton (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Independent Consultant in Municipal Finance Advisory; Formerly, State of Indiana Director of Public Finance. Trustee of one other mutual fund managed by the Adviser.

R. Matthew Neff (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Co-Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other mutual fund managed by the Adviser.

Sarah L. Bertrand (36) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Secretary Since December 2004	Chief Compliance Officer, Adviser. Chief Compliance Officer and Secretary of one other mutual fund managed by the Adviser.

Audrey L. Kurzawa (37) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since October 2002	Certified Public Accountant. Controller, Adviser. Treasurer of one other mutual fund managed by the Adviser.

William T. Devanney (48) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since June 1993	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other mutual fund managed by the Adviser.

__________

*
The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates. Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or statute.

All Trustees oversee the 8 portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (7).

40|86 Series Trust	Annual Report

INVESTMENT ADVISER	LEGAL COUNSEL
40|86 Advisors, Inc. Carmel, IN	Kirkpatrick & Lockhart LLP Washington, D.C.

CUSTODIAN The Bank of New York New York, NY	INVESTMENT SUB-ADVISERS Chicago Equity Partners, LLC Chicago, IL Oak Associates, ltd. Akron, OH

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Indianapolis, IN

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2004

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Portfolios file complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Portfolio’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

40|86 Series Trust is a registered investment company managed by
40|86 Advisors, Inc., a leading fixed-income investment advisor.

40|86 Series Trust
11815 North Pennsylvania Street
Carmel, Indiana 46032

Principal Underwriter:
Conseco Equity Sales, Inc.
11815 North Pennsylvania Street
Carmel, Indiana 46032

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Harold W. Hartley is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. There were no “audit-related services” provided by the principal accountant that are reasonably related to the performance of the audit of the registrant. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2004	FYE 12/31/2003
Audit Fees	$113,400.00	$103,000.00
Audit-Related Fees	$-	$-
Tax Fees	$22,400.00	$18,200.00
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures as follows: Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. The Chairman of the audit committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the registrant and to report such pre-approvals to the audit committee at their next meeting. All services disclosed above were approved by the audit committee.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2004	FYE 12/31/2003
Registrant	$-	$-
Registrant’s Investment Adviser	$30,233.00	$10,435.90

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliate Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	40|86 Series Trust

By (Signature and Title)	/s/ Gregory J. Hahn
Gregory J. Hahn, President
(principal executive officer)

Date	March 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory J. Hahn
Gregory J. Hahn, President
(principal executive officer)

Date	March 2, 2005

By (Signature and Title)	/s/ Audrey L. Kurzawa
Audrey L. Kurzawa, Treasurer
(principal financial officer)

Date	March 2, 2005